                                                                   Exhibit 10.12

                                   COAL LEASE

      THIS COAL LEASE, made this 1st day of July, 1999, by and between NGHD LANDS, INC., a West Virginia Corporation, T. C. LANDS, INC., a West Virginia Corporation, LARRY A. DEITZ and GLORIA K. DEITZ, his wife, WHITE PINE, INC, a West Virginia Corporation, G. D. HEROLD ESTATE by JAMES H. WOLVERTON and EUGENIA
P. HEROLD, Co-Executors in the Last Will and Testament of G. D. HEROLD, MAXEY ANN TULLY, widow, (hereinafter collectively called "Lessor"), and COASTAL COAL-WEST VIRGINIA, LLC, (hereinafter called "Lessee")

      NOW, THEREFORE, WITNESSETH that, for and in consideration of the rents and royalties herein reserved and to be paid by Lessee to Lessor as hereinafter provided and of the terms, conditions, covenants, stipulations and agreements herein contained and to be kept and performed by Lessee, Lessor does hereby demise and lease all of the mineable and merchantable coal including the Stockton Seam and all seams above the Stockton Seam of coal in those certain tracts or parcels of land situate in Glade District, Webster County, West Virginia, and more particularly described on Schedule A, attached hereto and made a part hereof, and shown and designated on a map attached hereto and made a part hereof and marked for identification, i. e., 188 Acres (WE46), 76 Acres
(WE51), 28 Acres (WE45), 202 Acres (WE48), 20.75 Acres (WE50), 43.54 Acres
(WE52), and 73 Acres (WE47);

      [REFER TO COAL - SCHEDULE A AND MAPS EXHIBIT 1 AND EXHIBIT 2]

all of which, together with the rights granted Lessee in Article II hereof, is sometimes hereinafter referred to as the "demised premises".

      Lessee does hereby accept this demise and lease and the same is made upon the following terms, covenants and agreements, that is to say:

                                    ARTICLE I

                                TITLE AND ACREAGE

      1.1 No Warranty of Title or Acreage. Lessor hereby leases unto Lessee only such coal, mining and surface rights in and to the demised premises as Lessor owns and has the right to lease. This lease is made without any representations or warranties of any kind as to title or covenants of rights to lease or of quiet or peaceful possession, express or implied. Moreover, this lease is a lease in gross and not by acre and in the event there should be a deficiency of acreage in any of the tracts subject to this lease, such deficiency shall not impose any liability upon Lessor or in any way affect any provision of this lease, including without limitation, the minimum annual royalty required to be paid by Lessee. The parties acknowledge that the map attached hereto is for convenience only and shows only the approximate location of the demised premises and its boundary lines. Lessor makes no representations or warranties of any kind, either expressed or implied, as to contiguity of any individual tracts or parcels of land which may comprise the demised premises.

                                   ARTICLE II

                                  MINING RIGHTS

      2.1 Grant of Mining Rights. Subject to the provisions of Article I above, Lessor, to the extent that Lessor owns and has the right to do so, hereby grants unto Lessee the right to mine and remove all of the mineable and merchantable coal hereby leased by any mining method, excluding the auger mining method, which will recover not less than eighty percent (80%) of such coal within the entire leased premises, together with all necessary and convenient rights with respect thereto, including but not limited to the following:

      It is understood and agreed by and between the parties hereto that the Lessee shall make a good faith, reasonable effort, to adopt and implement a mining plan which will recover no less than eighty percent (80%) of the recoverable coal on the leased premises. After having exhausted all reasonable efforts to obtain permits which will accomplish such removal percentages as are required hereunder, the Lessor agrees to consider in good faith alternate plans. In connection with any such reconsideration, Lessee shall be provided with copies of any and all documentation related to the permitting procedure for review by Lessor's Engineers.

      (a) Rights-of-Way. All necessary rights of way over and across the surface of the demised premises, with the right to construct, operate and maintain thereon railroads, roads, haul ways, conveyors, power lines, water lines, drain ways and other ways necessary or convenient for the exploration, mining and processing of the coal hereby leased.

      (b) Structures. The right to construct buildings, tipples, preparation plants, power stations and other structures which Lessee may deem necessary or convenient for use in connection with its coal mining operations under this lease.

      (c) Surface. The right to disturb, remove and utilize so much of the surface of the demised premises and the stone, sand and water thereon and right to cut and use (subject to the provisions of Section (f) hereof) so much of the timber situate on the demised premises as may be necessary or convenient for Lessee's coal mining operations, subject to like consent having been obtained from the owner(s) of any outstanding interest.

      (d) Subjacent Support. The right to mine by approved mining method all of the mineable and merchantable coal within and underlying the demised premises without leaving any subjacent support for the overlying strata and without being liable for any damages which may be caused by the removal of all of such coal to the overlying or underlying strata therein or thereon or to any objects or structures thereon; provided, however, that where Lessor does not own any portion of the demised premises in fee simple, Lessor's waiver of subjacent support on that portion of the surface is conditional upon Lessee obtaining a like waiver from persons owning any outstanding surface interest or other interests and situate within the demised premises.

      (e) Surface Deposits. The right to deposit upon the surface of the demised premises slate, rock, dirt, bone, refuse and other unmerchantable materials and waste water resulting from the mining, removing, processing and marketing of the coal mined by Lessee from the demised premises; provided, however, that Lessee shall comply with such reasonable regulations and limitations as Lessor may prescribe and with all statutes, regulations and rules which may now or hereafter be enacted or prescribed by the United States of America or the State of West Virginia or any other governing body which regulates the disposal of such waste, overburden or refuse material; and provided further, however, that Lessee shall, during the term of this lease, and at all times thereafter, be fully and completely responsible for the treatment and/or removal of any water, overburden or refuse materials placed by Lessee on the demised premises which shall be required by any governmental agency, including, but not limited to, the elimination of any fires, drainage or ecological problems or other environmental hazards.

      (f) Timber. The right to damage or destroy any timber on the demised premises which damage or destruction is occasioned by Lessee's mining operations and other activities in connection therewith; provided, however, Lessee shall give Lessor at least six (6) months written notice of Lessee's intention to damage or destroy any of such timber and Lessor shall have the right during such six (6) month period to cut and remove all or any part of such timber and subject to like notice and consent being obtained from the owner(s) of any outstanding interest in said demised premises; provided, further, if Lessor shall fail to exercise the right herein granted,

Lessee shall thereafter have the right to cut, burn or remove such timber without being obligated to pay for the same.

      (g) Wheelage. The right to transport under or through all tracts or any part of any one tract of the demised premises coal mined from lands other than the demised premises ("adverse coal") upon the payment to Lessor of an amount of money equal to (a) Ten Cents ($0.10) or (b) one-fourth of one percent (1/4 of 1%), whichever is greater, of the gross selling price, as hereinafter defined, for each ton of two thousand (2,000) pounds of such adverse coal so transported under or through the demised premises as follows: Group 1 - 28-Acre tract
(WE45), 20.75-Acre tract (WE50), 202-Acre tract (WE48), and 43.54-Acre tract
(WE52) have been pooled and regardless of which tract is being used for transporting over or across the demised premises as aforesaid, the Lessors (owners) shall be paid wheelage as outlined on Schedule A and as shown on Map
Exhibit 1 Coal Wheelage, attached hereto and made a part hereof; Group 2 - 188-Acre tract (WE46) and 76-Acre tract (WE51) have been pooled and regardless of which tract is being used for transporting over or across the demised premises as aforesaid, the Lessors (owners) shall be paid wheelage as outlined on Schedule A and as shown on Map Exhibit 1 Coal Wheelage, attached hereto and made a part hereof; and, Group 3 - 73-Acre tract (WE47) shall be paid wheelage as outlined on Schedule A and as shown on Map Exhibit 1 Coal Wheelage, attached hereto and made a part hereof; all of which shall be paid wheelage as follows and as outlined on Map Exhibit 1-Coal Wheelage attached hereto and made a part hereof:

GROUP 1: NGHD LANDS, INC.          30.36%
         LARRY A. DEITZ            30.36%
         WHITE PINE, INC.          25.00%
         G. D. HEROLD ESTATE       14.28%
                                  ------
         TOTAL                    100.00%

GROUP 2: NGHD LANDS, INC.          30.36% of 20/27
         LARRY A. DEITZ            30.36% of 20/27
         WHITE PINE, INC.          25.00% of 20/27
         G. D. HEROLD ESTATE       14.28% of 20/27
                                  ------
                  TOTAL           100.00% of 20/27 INTEREST

                           AND

         T. C. LANDS, INC.         75.00% of 7/27
         LARRY A. DEITZ            25.00% of 7/27
                                  ------
                  TOTAL           100.00% of 7/27 INTEREST

GROUP 3: T. C. LANDS, INC.         25.00%
         LARRY A. DEITZ            25.00%
         MAXEY ANN TULLY           50.00%
                                  ------
                  TOTAL           100.00%

      It is understood each Group is to be treated separately. All such payments for adverse coal shall be made annually on or before February 25th. Payments for the wheelage of adverse coal shall not be credited on minimum annual royalties.

      [NOTE: This provision does not apply to the surface of the tracts or parcels of the demised coal tracts hereinabove described.]

      (h) Waiver of Barrier Pillars. The right to mine coal upon the demised premises without maintaining barrier pillars between the demised premises and any adjacent or contiguous property which may now or at some future time be owned, leased or controlled by Lessee; provided that, the owners of such adjacent or contiguous property also consent in writing to waive their rights with respect to the maintenance of barrier pillars, and further subject to like consent being obtained from the owner(s) of any outstanding interest.

                                   ARTICLE III

                             EXCLUSIONS FROM LEASE:

      3.1 Exceptions and Reservations. This lease is made expressly subject to, and Lessor excepts and reserves from the demised premises and from the operation of this lease, the following: the entire ownership and control of the all the land in the demised premises and the surface thereof and all rights pertaining thereto, except only to the extent herein expressly leased to Lessee, together with the stone, sand, water, timber, oil, gas (including without limitation coalbed methane, gob gas and all natural gases originating, produced, or emitted from the coal seams) and other minerals, including all coal other than that herein specifically demised, with the full right to lease, use, enjoy, operate and develop the same in any manner which may seem appropriate to Lessor; and together with the right of Lessor, its lessees, assigns and contractors to use all presently existing and hereinafter constructed roads over and across the demised premises; provided, however, that the exercise by Lessor of its retained ownership and control of the materials and minerals excepted in this Article shall not unreasonably interfere with the requirements and safety of the operations of Lessee. Gas or gas products released during normal mining operations are not reserved or excepted.

      3.2 Prior Deeds, etc. Lessor further excepts from this lease any and all rights, easements, conveyances, rights-of-way, deeds, contracts, leases and agreements heretofore granted or made by Lessor or any of its predecessors in title and any and all possessory rights which may pertain to or affect the demised premises appearing of record or visible on the ground.

      3.3 Inspection By Lessee. Lessor has disclosed to Lessee that prior mining operations have been prosecuted in, on and under the demised premises and the Lessor makes no warranty or representation regarding the condition of the demised premises or any mine entries, working places, structures or surface conditions. Lessee represents that it has inspected the demised premises and accepts the same as they now are.

                                   ARTICLE IV

                                      TERM

      4.1 Term. The rights granted herein are for, except as hereinafter provided, an initial term of five (5) years commencing July 1st , 1999, and ending June 30th, 2004, ("Primary Term"). If and only if at the end of the Primary Term of this Lease, the Lessee is conducting active mining operations on the demised premises as described below and paying tonnage royalties as herein otherwise provided, and shall have fully kept and performed all of the covenants, agreements, promises and conditions of this Lease, may at its sole option upon the giving of written notice six (6) months in advance of the end of the Primary Term, or the first extended term as the case may be, extend this Lease for a period of two (2) additional five (5) year terms, for a total term of no more than fifteen (15) years.

                               28.00 Acres (WE45)
                              188.00 Acres (WE46)
                               50.00 Acres (WE49)
                               73.00 Acres (WE47)
                              202.00 Acres (WE48)
                               20.75 Acres (WE50)
                               76.00 Acres (WE51)

      Lessee reserves the right to surrender this Lease Agreement with one hundred eighty (180) days notice to Lessor, and, if Lessee opts to surrender this Lease prior to the initial five (5) year term, then Lessee shall pay to Lessor the amount due as advance minimum royalty for the remaining portion of the initial five (5) year Primary Term.

      4.2 Entry After Termination. Lessee shall have the right, and the obligation, after the termination for any reason of this lease, to enter upon the demised premises for the purpose of reclaiming areas disturbed by its operations and otherwise complying with the requirements of any federal, state and local law, rule, regulation or ordinance.

                                    ARTICLE V

                                 TONNAGE ROYALTY

      5.1 Tonnage Royalty. Lessee covenants and agrees to pay to Lessor as tonnage royalty for each ton of coal of two thousand (2000) pounds mined and removed by approved mining method from the demised premises, an amount of money equal to (a) One Dollar ($1.00) or (b) Five Percent (5%) whichever sum is greater, of the gross sales price of said coal f.o.b. the loading point, for each ton of two thousand (2,000) pounds of coal mined. The following tracts have been separated into groups for the purpose of payment of tonnage royalty:

                                20.75 Acres (WE50)
                                28.00 Acres (WE45)
                               202.00 Acres (WE48)

                                43.54 Acres (WE52)      GROUP 1

                               188.00 Acres (WE46)

                                76.00 Acres (WE51)      GROUP 2

                                73.00 Acres (WE47)      GROUP 3

      (a) Each such payment of tonnage royalty shall be paid to each individual owner her/his/its prorata share as the ownership is shown in GROUP 1, GROUP 2, and GROUP 3, as follows:

GROUP 1: NGHD LANDS, INC.          30.36%
         LARRY A. DEITZ            30.36%
         WHITE PINE, INC.          25.00%
         G. D. HEROLD ESTATE       14.28%
                                  ------
                  TOTAL           100.00%

GROUP 2: NGHD LANDS, INC.          30.36% of 20/27
         LARRY A. DEITZ            30.36% of 20/27

         WHITE PINE, INC.          25.00% of 20/27
         G. D. HEROLD ESTATE       14.28% of 20/27
                                  ------
                  TOTAL           100.00% of 20/27 INTEREST

                         AND

         T. C. LANDS, INC.         75.00% of 7/27
         LARRY A. DEITZ            25.00% of 7/27
                                  ------
                  TOTAL           100.00% of 7/27 INTEREST

GROUP 3: T. C. LANDS, INC.         25.00%
         LARRY A. DEITZ            25.00%
         MAXEY ANN TULLY           50.00%
                                  ------
                  TOTAL           100.00%

      5.2 Definition of Gross Sales Price. As used in this lease, the term "gross sales price" shall mean the gross price at which Lessee sells coal mined and removed from the demised premises f.o.b. the loading point without any deductions for sales commissions, selling costs, advertising, credit losses, transportation costs, taxes of any kind (other than sales or use taxes), discounts, or other expenses of deductions whatsoever; provided, however, that in the event any sale of such coal by Lessee shall not be at arm's length, then the gross sales price for such sales shall be the gross sales price received by other operators mining and producing coal of a similar kind and quality in the area of the coal produced by Lessee which is sold at arm's length.

      5.3 Definition of Loading Point. The term "loading point" for purposes of this lease, shall mean the point at which the coal is loaded f.o.b. for shipment by truck, railroad or barge or such other point where the ultimate consumer takes custody of the coal with respect to coal not shipped by rail or barge as the parties hereto may from time to time agree to in writing.

      5.4 Payment of Tonnage Royalties. Lessee covenants and agrees to pay to Lessor all tonnage royalties on or before the 25th day of each calendar month for all coal mined and removed during the preceding calendar month.

      5.5 Weighing of Coal. The quantity of raw coal mined and removed from the demised premises shall be weighed and determined by true and accurate scales, duly calibrated for accuracy at least every six (6) months at Lessee's expense by an independent licensed engineer qualified to make such calibration, and/or volumetric measurements, and shall be reconciled to truck weights. Lessee shall be required to give an accurate and separate accounting for each individual coal tract. In addition, the scales shall be inspected and certified at least annually by the West Virginia Department of Labor as correct. Lessor, and its authorized representatives, shall have the right to inspect the scales at any time during Lessee's normal operating hours; provided, however such inspection shall not unreasonably interfere with Lessee's operations. Lessee shall keep an accurate record by date of the number of truck loads from each separate tract, along with the weight of each truck load, with accompanying printout, hauled from each mine or pit each day supported by a truck count at the pit or mine.

      (a) In addition to the foregoing, Lessor shall have the absolute right, upon demand:

            (i) to have produced and provided to the Lessor or to a duly authorized representative of the Lessor certified copies of any and all documents relating to tonnage production allocated to the demised premises whether such allocation is made within the current corporate entity of the Lessee, a subsidiary corporate entity, or an independent contractor, reconciled to and with truck weights;

            (ii) to measure and compute by engineering methods the tonnage removed from the premises.

      (b) Any Agreement with any independent contractor shall require such contractor to provide to the Lessor upon demand copies of documents relating to the tonnage production on which payment to contractor was made.

      (c) In the event such information or such calculation exhibits a discrepancy between sums paid as Production Royalty, and tonnage removed from the premises, any dispute in relation thereto shall be submitted to arbitration as hereinafter provided.

      5.6 Commingling.

      (a) Prior to any commingling of coal mined from the demised premises with coal mined from other properties, Lessee shall weigh and make a reasonable determination of the reject percentage of coal mined from the demised premises pursuant to the terms of this Coal Lease, making use of acceptable engineering methods for the industry.

      (b) The Lessor reserves the right to measure and compute reject percentage by any available acceptable engineering method. And in the event of a discrepancy or disagreement in connection with the same shall be submitted to arbitration as hereinafter provided.

      (c) If there is any loss of coal subsequent to commingling, such loss shall be allocated fairly and equitably to all parties whose coal is commingled.

      5.7 Monthly Report. At the same time that Lessee is required to pay tonnage royalties to Lessor, Lessee shall furnish to Lessor statements signed by a responsible person having knowledge of the facts showing the quantity of all coal mined from the demised premises during the preceding calendar month, the gross sales price of each type of coal f.o.b. the loading point, the number of tons sold at each price, the seam or seams from which all of such coal was produced, the method of mining, a summary of coal produced from the demised premises categorized by tract identification numbers from Schedule A to be supplied by Lessor. Upon request copies of certificates of the weigh master or other official of the railroad or barge lines of weights of such car, or barge of coal shipped during such month over such railroad or barge line and the weight of all coal mined and removed from the premises by Lessee during such month and not shipped by railroad or barge will be available at the Lessee's office for the Lessor to review and/or copy.

      5.8 Lessee's Books and Records. Lessee shall keep accurate books of accounts showing separately all coal mined and removed by Lessee from the demised premises and the gross sales price of such coal together with such additional facts as may be necessary for a just accounting of rents and royalties. Lessee shall keep and preserve all statements showing realization on all coal sold by Lessee, including the statements of all sales agents. Lessor, its agents and attorneys shall have access at any and all reasonable times to all of such records and to the offices where such records are kept for the purpose of inspecting, auditing and making copies of such records.

                                   ARTICLE VI

                             MINIMUM ANNUAL ROYALTY

      6.1 Minimum Annual Royalty. For each lease year of the initial five (5) years this lease is in effect, Lessee covenants and agrees to pay to Lessor a minimum annual royalty for each tract as scheduled below:

                         SCHEDULE B

 28.00 Acres (WE45)     1       $ 1,225.
188.00 Acres (WE46)     2         6,580.
 73.00 Acres (WE47)     3         2,555.
202.00 Acres (WE48)     1         7,070.
 20.75 Acres (WE50)     1           700.
 76.00 Acres (WE51)     2         2,660.
 43.54 Acres (WE52)     1             0.
                                --------
                                $20,790.

      (a) Each such payment of minimum royalty shall be paid to each individual owner her/his/its prorata share as the ownership is shown in Schedule A and shall be payable on or before the first day of each lease year of the initial five (5) year Primary Term. Lessee shall have the right during any succeeding year during the term of this Lease, including any extension thereof, to mine, free from tonnage royalty, an amount of coal sufficient to make up any minimum annual royalty paid in excess of the tonnage royalty in any prior year of this Lease.

      (b) After the initial five (5) year Primary Term, there will be no minimum annual royalty payments required.

      (c) Failure to mine on the 43.54 acre tract shall not constitute a breach in the terms of this agreement nor does active mining on this tract secure the duration of the lease under the Primary Term.

      (d) If for any reason Lessee fails to mine 20,000 tons of coal from the demised premises as outlined on Map Exhibit 1-Coal which exhibit is attached hereto and made a part hereof, in any lease year after the Primary Term, at the end of each of any such year Lessee will owe Lessor Eighteen Thousand Six Hundred Dollars ($18,600.00) non-recoupable rent, payable to each individual Lessor her/his/its prorata share as shown on Schedule A and Map Exhibit 1-Coal attached hereto and made a part hereof, and further as shown in Group 1, Group 2 and Group 3, Article 5.1 hereof.

      6.2 Recoupment. Lessee shall, for the life of this lease, have the right in any lease year of the term of this lease to credit and recoup tonnage royalties due on account of coal mined during such lease year, or any prior lease year of the present Lease only, all payments of minimum annual royalties made for such lease year, against the prorata share of each individual owner as outlined in Schedule A and Map Exhibit l-Coal, and against each individual tract as outlined in Schedule B. The payment of any tonnage royalties in any lease year in excess of the minimum annual royalties paid for such lease year shall not be credited on the minimum annual royalties thereafter required to be paid in any subsequent lease year or years.

                                   ARTICLE VII

                           OPERATIONS AND MINING PLANS

      7.1 Covenant to Mine. Lessee covenants and agrees that it will promptly commence and diligently develop and prosecute mining operations hereunder in an energetic, efficient and skillful manner, according to approved and modern methods of mining, and with the use of adequate, sufficient and efficient mining machinery and equipment, reasonably adapted to the conditions encountered, all to the end that all the mineable and merchantable coal shall be mined, produced and sold from the demised premises, as is consistent with practical and modern mining methods and prudent mining practices, having due regard always for safety and preservation of the demised premises as coal mining operation all in compliance with all laws, rules, regulations, and ordinances.

      7.2 Definition of Mineable and Merchantable Coal. The term "mineable and merchantable" coal as used in this lease shall mean coal which, when reached in the prosecution of Lessee's operations hereunder, can ordinarily be mined at a profit by the use of such current modern mining methods and cleaning machinery and equipment as are reasonably adapted to practical, efficient and economical mining under the conditions found and in conformity with prudent mining practices and diligent and skillful management.

      7.3 General Mining Plans. Prior to beginning mining operations on the demised premises, Lessee shall submit to Lessor a general plan for the mining operations to be conducted upon the demised premises. These plan(s) will be the same as contained in the permits as submitted to the regulatory agencies for the mining area. Such plans shall be from time to time updated as the mining circumstances warrant and/or as directed by any regulatory agency and a copy of such changes will be forwarded to Lessor.

      7.4 Intentionally left blank.

      7.5 Lessor's Approval. Lessee shall obtain Lessor's approval of the plans and projections mentioned in Section 7.3 hereof prior to conducting any operations shown on such plans. Said approval shall be given in writing to the Lessee within 30 day. If Lessor has not responded in writing within said 30 days, then said plans shall be deemed approved by the Lessor. After having obtained such approval, Lessee shall faithfully adhere to and comply with the plans and projections so approved and shall not deviate from the same except in case of emergency and/or as dictated by regulatory agency, mining conditions, or other unknown conditions after which Lessor shall be duly notified.

      7.6 Maps. Lessee shall at all times maintain maps showing, on true meridian and on a scale of not more than one hundred (100) feet to the inch, the extent of Lessee's operations on the demised premises, together with the boundaries of the demised premises, the location of all railroad tracks, rights-of-way, streams, roads, buildings, underground roadways, entries, passages, airways, rooms, shafts, heights of coal, location of channel samples, rolls or faults, prospect openings, seam elevations, open cuts, box cuts and seam sections at regular intervals, ponds, hollow-fills and other improvements therein, thereon, or thereover, and the location and identifying number of each drill hole and each oil and gas well on the demised premises. Lessee covenants and agrees to deliver to Lessor semi-annually on or before the 1st day of March and the 1st day of September, a copy of such maps showing the mining operations conducted by Lessee as of the last day of December and the last day of June of each year. Such maps shall be made from data derived from accurate surveys and shall be prepared by a competent licensed engineer. Lessee shall also furnish Lessor a copy of such maps within thirty
(30) days after receiving from Lessor in writing a request therefor. The maps will be the same as required by the regulatory agencies except that the Lessee shall be required to provide the height or total thickness of coal seams and sections.

      7.7 Permits, Bonds, Reclamation and Expenses. Lessee covenants and agrees to obtain from the State of West Virginia, and any other governmental authority requiring the same, permits and other authorizations required for conducting mining operations on the demised premises and will, at its own cost and expense, post such bonds as may be required in connection with the issuance of such permits or other authorizations and, in addition thereto, will pay all reclamation fees and otherwise be entirely responsible for the reclamation of the lands disturbed in connection with Lessee's mining operations and will comply with all of the provisions of this lease in respect to said reclamation. Upon request, Lessee shall promptly supply Lessor with all information pertaining to permitting, bonding, inspection reports, citations by any regulatory authority, and any and all other information which may effect the Lessor's interests in the demised premises as may reasonably be required by the Lessor.

      7.8. Intentionally left blank. See Paragraph 7.9.

      7.9 Lost or Abandoned Coal. Before abandoning any area of deep mining or surface mining, Lessee shall notify Lessor of its intention to abandon in order that Lessor may, within ten (10) days, inspect the operations of the Lessee to see whether or not they are in accordance with the terms of the lease and, if not, to require compliance before abandonment. Any dispute in relation thereto shall be submitted to arbitration as hereinafter provided.

      7.10. Joint Use of Roads. Lessee agrees to keep at its sole cost and expense all existing roads on the demised premises and roads constructed by it thereon in a good state of repair, passable and open, or, when necessary, relocate existing roads so that continuous access to the demised premises is available. If Lessor authorizes other persons or entities to use any road constructed or maintained by Lessee, then Lessor shall enter into an agreement with such persons or entities, which agreement shall make provision for an allocation of maintenance costs according to use and for a usage agreement which shall ensure that no unreasonable interference with Lessee's use of such roads shall occur.

      7.11 Fires. Lessee covenants and agrees that it will use all reasonable precautions necessary or prudent to avoid damage to or destruction of properties owned by Lessor by fire and will comply with all federal and state laws and regulations concerning forest fire and forest fire safety.

                                  ARTICLE VIII

                          LESSOR'S RIGHT OF INSPECTION

      8.1 Inspection. Lessor, its agents, engineers or other persons in its behalf shall have the right at all reasonable and proper times, but at its and their own risk, to enter upon the demised premises in order to inspect, examine, survey or measure the same or any part thereof, or for any other lawful purpose, and for these purposes to use freely the means of access to the mining operations of Lessee.

                                   ARTICLE IX

                          INDEMNIFICATION AND INSURANCE

      9.1 Indemnity. Lessee shall fully protect, indemnify and save harmless Lessor and its directors, officers, agents and employees and each of them, from any and all claims, demands, damages, liabilities, penalties, fines, costs and expenses (including reasonable attorneys' fees and costs and expenses of litigation or alternative dispute resolution methods) arising out of or in connection with any act or omission relating to the operations or other activities of Lessee hereunder, its agents, employees, contractors, invitees, sublessees or such agents', invitees', contractors' sublessees' agents, employees or contractors or any one or more of them. Lessee's obligation under this paragraph shall survive the termination of this lease for any cause.

      9.2 General Liability Insurance. In addition to and not in limitation of the obligations described in Section 9.1 hereof, Lessee covenants and agrees to maintain and keep in full force and effect, throughout the term of this lease, general liability and property damage insurance, on an occurrence basis, with coverage of not less than Two Million Dollars ($2,000,000) for injuries or damages to any one person, Two Million Dollars ($2,000,000) for any one occurrence, and Two Million Dollars ($2,000,000) property damage, in which policy of insurance both Lessee and Lessor shall be named an insured. Any such policy or policies shall specifically provide that Lessor may be a permissible claimant for any damage done to its properties.

      9.2-2 Commercial Automobile Liability Insurance. In addition to and not in limitation of the obligations described in Section 9.1 hereof, Lessee covenants and agrees to maintain and keep in full force and effect, throughout the term of this Lease, automobile insurance and non-owned automobile insurance, on an occurrence basis, in a good and reliable commercial insurance company or companies authorized to do business in the State of West Virginia with coverage of not less than Two Million Dollars ($2,000,000.00) for injuries or damages to any one person, Two Million Dollars ($2,000,000.00) for any one occurrence, and Two Million Dollars ($2,000,000.00) property damage, in which policy of insurance both Lessee and Lessor shall be named an insured. Any such policy or policies shall specifically provide that Lessor may be a permissible claimant for any damage done to its properties.

      9.3 Workers' Compensation Insurance. Lessee, its sublessees, assigns and contractors shall, throughout the term of this lease, be and remain a subscriber to the West Virginia Workers' Compensation Fund of which Lessee is a member as a self insured entity.

      9.4 Intentionally left blank.

      9.5 Form of Insurance Certificates. All insurance required under the provision of this Article shall contain a provision requiring thirty (30) days' advance notice to Lessor of any proposed cancellation or any material change in coverage. Certificates in respect to all such insurance shall be delivered to Lessor prior to commencement of any operations on the demised premises.

      9.6 Lessee's Liability. The insurance requirements set forth in this Article are minimum requirements and shall not limit Lessee's liability to Lessor in any manner.

                                    ARTICLE X

                                      TAXES

      10.1 Payment of Taxes. In addition to all other payments required to be made by Lessee to Lessor, Lessee covenants and agrees to pay all of the real estate taxes and assessments becoming due or assessed during the term of this lease on the demised premises, all such taxes required to be paid on the personal property and improvements of Lessee placed upon the demised premises and taxes on the rights and privileges herein demised, as well as all other taxes and assessments, including, but not limited to, any severance or excise tax levied against the coal mined hereunder by the United States and the State of West Virginia, or either of them. Lessee shall furnish to Lessor evidence of the payment for all such taxes. Lessor shall have the right, but not the obligation, to pay such taxes and in the event any such payment is made by Lessor, Lessee shall, upon demand, immediately reimburse Lessor.

      10.2 Right to Contest. Notwithstanding the foregoing, Lessee shall have the right to challenge in good faith, by legal and proper means, in the name, place and stead of Lessor, the amount, validity and equality, of any such taxes, levies or assessments that Lessee is required to pay hereunder; provided, however, that Lessee shall at all times protect Lessor's title to the demised premises from tax liens, penalties, tax sales or any other encumbrances or impairments resulting directly or indirectly from any such challenge, and Lessee shall be responsible for any interest, penalty or similar charges incurred as a result of any such challenge.

                                   ARTICLE XI

                              LAWS AND REGULATIONS

      11.1 General. Lessee covenants and agrees that it will in connection with its mining operations and related activities under this lease, comply with all federal and state laws, now enacted or which may be hereinafter enacted, and all rules, regulations, and executive orders promulgated thereunder.

      11.2 Black Lung Benefits. Without in any way limiting Lessee's obligations under paragraph 11.1, Lessee agrees that it shall comply with all of the terms and provisions of the Black Lung Benefits Act of 1972, the Federal Mine Safety and Health Act of 1977, the Internal Revenue Code, 26 U.S.C. 1 et seq., the Black Lung Benefits Reform Act of 1977, the Black Lung Benefits Revenue Act of 1981, the Black Lung Benefits Amendments of 1981, (P.L. 97-119), and the Coal Industry Retiree Health Benefit Act of 1992, all as now or hereafter amended, and all rules and regulations adopted pursuant thereto (hereinafter referred to collectively as "Acts").

      11.3 Lessee To Be Operator. As between Lessor and Lessee the parties hereto acknowledge that Lessee is, and shall be deemed to be, the operator of any coal mine or coal preparation facility for the extraction, preparation or transportation of coal from the demised premises and of all related activities, including but not limited to, coal mine construction or maintenance and land reclamation or restoration, engaged in by Lessee or persons under contract with Lessee pursuant to the terms of this lease with respect to any claim for black lung benefits ("Benefits") filed by or on account of Lessee's employees or former employees. Lessee shall secure and shall require any other person or entity who operates, controls or supervises a coal mine or coal preparation facility on the demised premises or performs services of construction, maintenance, transportation or other activities related to coal mining, preparation, shipment or reclamation under the terms of this lease, or who otherwise may be liable for the payment of Benefits, to secure the payment of such Benefits to or on account of employees or former employees in accordance with all applicable laws and regulations and shall provide Lessor, upon request, with appropriate certification that each of them has provided security in compliance with all applicable laws and regulations for the payment of such Benefits.

      11.4 Security for Benefits. Without limiting the generality of Lessee's obligations to comply with all other provisions of this lease, Lessee agrees that it will secure and guarantee the payment of all Benefits required to be paid under the Acts by reason of said mining, construction, transportation, reclamation and related activities under this lease, and Lessee does hereby agree that it will indemnify and hold Lessor harmless from any liability or expenses, including reasonable attorneys' fees, and costs and expenses of litigation or resolution by alternative means, which Lessor may suffer directly or indirectly, as a result of or with respect to any claim for Benefits filed by or on account of any of Lessee's employees or former employees, or employees or former employees of others who may be required to secure the payment of Benefits under Article 11.3 above.

      11.5 Decisions Concerning Mining. Except as provided in Section 7.9 hereof, notwithstanding any thing in this lease to the contrary, this lease does not empower Lessor to make any decisions, and Lessor hereby expressly waives and disclaims any right to make any decisions, with respect to the terms and conditions under which the coal hereby leased is extracted or prepared, such as, but not limited to, the manner of extraction or preparation or the amount of such coal to be produced, all within the meaning of the Acts. The parties hereto do acknowledge, however, that Lessor has reserved certain rights and has imposed certain requirements under the terms of this lease solely for the purpose of preventing waste and protecting the reserved rights of Lessor.

                                   ARTICLE XII

                             REMOVAL ON TERMINATION

      12.1 Removal of Equipment, Buildings and Structures. Upon termination of this lease by the mining of all of the mineable and merchantable coal hereby leased and if all rents, royalties and other sums required to be paid hereunder shall have been fully paid by Lessee, and all covenants on Lessee's part have been fully kept and performed, Lessee may remove, within six (6) months after such termination and not thereafter, all moveable mining machinery and equipment and all buildings and structures which have been placed upon the demised premises by Lessee or any person claiming under Lessee. Any of such property not removed within said six (6) months period shall become the sole property of Lessor without charge or payment therefor. Lessee shall leave the demised premises on such termination in a neat and orderly condition and reclaimed in accordance with all laws, rules, regulations, and ordinances.

                                  ARTICLE XIII

                                      LIENS

      13.1 Lessor's Lien. The tonnage royalties, minimum annual royalties, payment for taxes and other sums of money required by this lease to be paid by Lessee to Lessor shall be treated as rent reserved for the demised premises and Lessor shall have, for the collection thereof, all of the rights and remedies which landlords now have or may have for the collection of rent reserved under contract under the laws of the State of West Virginia.

      13.2 Lessee's Liens. Lessee shall at all times pay when due all claims for labor, materials, machinery, equipment, and services furnished by any party for and on behalf of or at the request of Lessee, or any sums of money required to be paid by Lessee under any law, rule, regulation, or ordinance. Lessee shall keep the demised premises and the leasehold estate created by this lease, free from all liens, security interests, and encumbrances (including without limitation mechanic's and materialmen's liens) (collectively "Liens") in any way arising out of, connected with, or related to the failure of Lessee to make any payment referred to in the immediate preceding sentence or in any way created as a result of, arising out of, or relating to Lessee's operations on the demised premises or other activities on or off the demised premises which may in any way give use to any such Lien. Lessee shall indemnify Lessor and hold Lessor harmless from and against (a) all such Liens, (b) the removal of all such Liens and any actions, suits, or proceedings related thereto, and (c) all liabilities, costs, and expenses (including without limitation reasonable attorneys' fees, and costs and expenses of litigation or alternative dispute resolution methods) in any way related or connected to the foregoing. If Lessee fails to keep the demised premises free from Liens, then in addition to any other rights or remedies available to Lessor under this lease or at law or in equity, Lessor may take any action Lessor deems necessary or desirable to discharge any such Lien, including but not limited to payment to the claimant claiming under any such Lien.

                                   ARTICLE XIV

                          ASSIGNMENT, SUBLETTING, ETC.

      14.1 Assignment, Subletting, etc. Lessee shall not, without Lessor's prior written consent, which shall not be unreasonably withheld, assign, sublease, transfer, mortgage or encumber this lease, or the leasehold estate created hereby, in whole or in part. If Lessor should grant such consent then the assignee, sublessee, transferee, mortgagee, or beneficiary of such encumbrance shall enter into a direct covenant with Lessor to keep and perform the terms and conditions of this lease and copies of any such assignment, sublease, transfer instrument, mortgage, or encumbering instrument shall be delivered to Lessor and no such assignment, sublease, transfer, mortgage or encumbrance shall relieve Lessee of its obligations hereunder. In the event Lessor should consent to any specific assignment, subletting, transfer, mortgage or encumbrance such assignee, sublessee, transferee, mortgagee or beneficiary of such encumbrance may not further assign, sublease, transfer, mortgage or encumber this lease without the specific prior written consent of Lessor.

      14.2 Transfer of Stock. A transfer of fifty percent (50%) or more of the capital stock of Lessee without Lessor's prior written consent shall constitute a breach of this Article.

                                   ARTICLE XV

                                   FORFEITURE

      15.1 Events of Default Defined. The following shall be Events of Default under the terms of this lease and the terms "Events of Default" and "default" shall mean, whenever they are used in this lease, any one or more of the following events:

      (a) The failure of Lessee to pay or cause to be paid any sums of money due to Lessor for a period of ten (10) days after such sums of money became due and owing to Lessor, after notice was received by Lessee by certified/registered mail;

      (b) The failure of Lessee to keep and perform or be guilty of a breach of other terms and conditions of this lease continuing for a period of sixty (60) days after Lessor shall have given written notice thereof to Lessee, which failure shall include, but not be limited to, any of the following: improper destruction of timber; failure to obtain waiver from persons owning outstanding surface interests; failure to comply with regulations and limitations of Lessor and laws, rules, regulations and ordinances in respect to the dumping of refuse and waste water; failure to obtain waiver of maintenance of barrier pillars from adjoining or contiguous property owners; use of the demised premises in connection with operations on other lands; failure to reclaim surface areas; failure to permit Lessor to inspect Lessee's operations; failure to account properly for coal mined; failure to maintain accurate truck scales or to have them inspected, calibrated and certified; ; failure to provide monthly reports; failure to make books and records available; failure to prosecute mining operations in an energetic, efficient and skillful manner according to approved and modern methods of mining using sufficient and efficient machinery and equipment; failure to provide plans and projections and deviation from same; failure to provide maps; failure to obtain permits, bonds and pay reclamation and other expenses; failure to furnish copies as required in Section 7.7; failure to work around faults and other conditions; failure to maintain roads; failure to permit Lessor's inspection; failure to indemnify and to obtain general liability and property damage, workers' compensation, or fire and property damage insurance; failure to provide certificate of insurance naming Lessor as an additional insured; failure to pay taxes and other assessments; failure to comply with all federal and state laws, rules, regulations and ordinances; failure to provide black lung benefits; or improper assignment, subletting or mortgaging, transferring or encumbering.

      (c) The bankruptcy of Lessee or a receiver being appointed for Lessee's business and affairs or an assignment being made for the benefit of Lessee's creditors.

      15.2 Forfeiture of Lease and Right of Re-entry. If any of the Events of Default listed in Section 15.1 occurs, Lessor may at its election cancel and terminate this lease and re-enter and repossess the demised premises as of Lessor's former estate and all rights of Lessee in respect thereto shall cease.

      15.3 Waiver. Any failure of Lessor to exercise the rights herein granted in respect to any particular matter of default shall not constitute a waiver thereof nor as a waiver of the same or any other default by Lessee subsequently occurring and shall not prevent the forfeiture or cancellation of this lease for any other cause of forfeiture or for the same causes occurring at any other time.

                                   ARTICLE XVI

                             SUCCESSORS AND ASSIGNS

      16.1 Successors and Assigns. Except where provided otherwise herein, this lease and all its terms, provisions, covenants, conditions and agreements shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

                                  ARTICLE XVII

                                     NOTICES

      17.1 Notice. Any notice which Lessee may desire to serve upon Lessor may be served by mailing the same by certified mail, postage prepaid, addressed to
H. R. Deitz, P. O. Box X, Summersville, WV 26651, who is duly appointed agent of Lessor for purposes of receiving notice and approving mining plans and changes thereto, for the following:

            NGHD LANDS, INC.
            P.O. BOX X
            SUMMERSVILLE, WV 26651

            T. C. LANDS, INC.
            P.O. BOX X
            SUMMERSVILLE, WV 26651

            WHITE PINE, INC.
            P.O. BOX 485
            SUMMERSVILLE, WV 26651

            LARRY A. DEITZ, TRUSTEE FOR
            ANNE ELIZABETH DEITZ
            P.O. BOX X
            SUMMERSVILLE, WV 26651

            LARRY A. AND GLORIA K. DEITZ
            HC 71, BOX 12B
            AUGUSTA, WV 26704

            G. D. HEROLD ESTATE
            C/O JAMES H. WOLVERTON
            1 CHARLES DRIVE
            SUMMERSVILLE, WV 26651

            MAXEY ANN TULLY
            1801 WEBSTER ROAD
            SUMMERSVILLE, WV 26651

      Should the said H. R. Deitz become unable for any reason to so serve, or for any reason elect not to so serve, then and in that event the Lessors do hereby nominate and appoint John H. McCutcheon, II, P. O. Box 485, Summersville, West Virginia 26651, to serve as such agent for the purposes of receiving notice and approving mining plans and changes thereto.

      The agent for Lessor may be removed or replaced by written agreement of the owners of fifty-one percent (51%) of the total ownership under this agreement.

      Any notice which Lessor may desire to serve upon Lessee may be served by mailing the same by certified mail, postage prepaid, addressed to Lessee at:

            COASTAL COAL-WEST VIRGINIA, LLC
            Brooks Run Operations
            61 Missouri Run Road
            Cowen, WV 26206

      Either party hereto may change its designation of the place for such notice only by an instrument in writing executed by the party desiring to make such change and delivered to the other party.

                                  ARTICLE XVIII

                           RELATIONSHIP OF THE PARTIES

      18.1 Relationship. The relationship between the parties hereto shall be that of landlord and tenant, governed by the present or future laws of the State of West Virginia, and such relationship shall never be interpreted or established as that of partners, joint venturers, co-tenants, principal and agent, joint enterprisers, or any relationship other than that of landlord and tenant.

                                   ARTICLE XIX

                                  MISCELLANEOUS

      19.1 Construction of Lease. The titles of articles and sections are for the purpose of convenience of reference only and shall not be considered or construed as affecting, in any way, the meaning of the provisions hereof. No consideration shall be given to the fact or presumption that one party had a greater or lesser hand in drafting this lease.

      19.2 Time Is Of The Essence. The parties recognize that time is of the essence in the performance of all of the obligations required under this lease.

      19.3 Complete Agreement. This lease, together with all exhibits hereto, contains all of the agreements, conditions and understandings made between the parties hereto and may not be modified or changed in whole or in part, orally or in any other manner than an agreement in writing signed by all the parties hereto or their respective successors in interest.

      19.4 Governing Law. This lease shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of West Virginia (without reference to the choice of law provisions of West Virginia law). Lessor and lessee hereby irrevocably submit to the jurisdiction of the Courts of Webster County, West Virginia, and to the jurisdiction of the United States District Court for the Southern District of West Virginia for the purposes of any suit, action, or other proceeding in any way arising out of, relating to, or connected with this lease. Lessor and Lessee agree not to assert that any such suit, action, or other proceeding under such jurisdiction is in an inconvenient forum or that venue is improper.

      19.5 Invalidity. In the event any one or more of the provisions of this lease shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent possible, such invalidity, illegality, or enforceability shall not affect any other provision of this lease.

      19.6 Prior Leases. The parties hereto agree that this lease and all provisions herein replaces and supersedes and renders null and void any and all prior leases, supplemental agreements and/or amendments between the parties hereto, including but not limited to a lease dated the 1st day of July, 1978, between ANR Coal Development Company and H. R. Deitz, etal.

      19.7 Ownership. If Lessee finds that Lessor does not have One Hundred Percent (100%) ownership in any tract, Lessee will notify Lessor and Lessor will have the right, but not the obligation, during the three (3) months following such notice within which to acquire unowned interest. Further, if Lessor acquires such interest, said newly acquired interest will become part of this Lease under the same terms and conditions herein contained.

      19.8 Payment Procedures. The parties hereto agree that all payments hereunder shall be made to each individual Lessor/Owner in her/his/its prorata share as shown on Schedule A which is attached hereto and made a part hereof.

      19.9 Counterparts. This Lease may be executed in any one or more counterparts, each of which shall be deemed an original and it shall not be necessary in making proof of this Lease to produce or account for more than one such counterpart.

      19.10 Memorandum of Lease. Lessor and Lessee agree to execute a Memorandum of Lease suitable for recording.

      19.11 Arbitration. In the case of any disagreement or dispute between the parties as to matters covered by Sections 5.5 Weighing of Coal, 5.6 Commingling, or 7.9 Lost or Abandoned Coal, of this Lease, all such disagreements or disputes shall be settled from time to time by arbitration as follows: Either the Lessee or the Lessor may undertake to have the controversy settled by arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as now existing or hereinafter amended, and judgment upon the award rendered by the arbitrator will be binding on both parties and may be entered in any court having jurisdiction thereof. Submission to arbitration shall be a condition precedent to the resort to litigation by either Party to this Lease with respect to any controversy or claim arising out of or relating thereto.

      This Lease Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

                                   ARTICLE XX

                                     SURFACE

      20.1 Surface. By surface lease of even date herewith, certain of the parties comprising Lessor have leased to Lessee their interest in certain surface tracts on, above, over, and across certain seams of coal as more particularly described in said surface lease. Lessee specifically agrees that upon termination of such surface lease for any reason whatsoever, this coal lease shall automatically terminate without any further act or deed by Lessor.

      The Parties hereto understand and agree that this Lease of the coal in, on and underlying certain tracts of land herein described is executed simultaneously with another lease on the surface over said tracts and it is agreed by and between all Parties hereto that in case of conflict or ambiguity between the provisions of this Lease and said Surface Lease, the provisions of this Coal Lease shall control.

      IN WITNESS WHEREOF, the corporate parties hereto have caused their corporate names to be hereunto signed and their corporate seals to be hereunto affixed by their proper officers thereunto duly authorized as of the day and year first above written.

LESSEE:                                         LESSOR:

COASTAL COAL-WEST VIRGINIA, LLC                 NGHD LANDS, INC.
                                                a West Virginia Corporation

By: /s/ James W. Copley                         By: /s/ H. R. Deitz
    ------------------------------                  ---------------------------
      Its: Vice Pres                                  Its: President
                                                      FEIN:  55-0698542

ATTEST:

BY: /s/ William S. Hedgin, Jr.
    ------------------------------------

Its: Assistant Secretary

                                            T.C. LANDS, INC.
                                            a West Virginia Corporation

                                            By: /s/ Anne E. Deitz
                                                ---------------------------
                                                Its:  President

                                            FEIN: 55-0690537

                                            /s/ Larry A. Deitz
                                            -------------------------------
                                            LARRY A. DEITZ
                                            SSN: ###-##-####

                                            /s/ Gloria K. Deitz
                                            -------------------------------
                                            GLORIA K. DEITZ
                                            SSN: ###-##-####

                                            WHITE PINE, INC.
                                            a West Virginia Corporation

                                            By: John H. McCutcheon
                                                ------------------------------
                                                Its: President

                                            FEIN:  55-0738427

                                            G. D. HEROLD ESTATE
                                            FEIN: 55-0632612

                                            By: /s/ James H. Wolverton
                                                -------------------------------
                                                James H. Wolverton, Co-Executor

                                            By: /s/ Doris E. Loria,
                                                -------------------------------
                                                Attorney-in-Fact for
                                                Eugenia P. Herold, Co-Executor

                                            /s/ Maxey Ann Tully
                                            -------------------------------
                                            MAXEY ANN TULLY, Widow
                                            SSN: ###-##-####

STATE OF WEST VIRGINIA

COUNTY OF NICHOLAS, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this 21st day of August, 1999, by NGHD LANDS, INC., a West Virginia Corporation, by H. R. Deitz, its President, for and on behalf of said Corporation.

      My commission expires: November 28, 2006.

(Notarial Seal)                          /s/ Mary Jo Bragg
                                         -----------------------------
                                                 Notary Public

STATE OF _________________________

COUNTY OF________________________, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this ___ day of _____________________________________________,
____________, by T.C. LANDS, INC., a West Virginia Corporation, by
_________________________________, its _______________________, for and on
behalf of said Corporation.

      My commission expires: _____________________________________

(Notarial Seal)                         ____________________________
                                                Notary Public

STATE OF _________________________

COUNTY OF________________________, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this ___ day of _____________________________________________,
______________, by NGHD LANDS, INC., a West Virginia Corporation, by
_____________________________, its _______________________, for and on behalf of said Corporation.

      My commission expires: ________________________________________________

(Notarial Seal)                      ______________________________________
                                                  Notary Public

STATE OF WASHINGTON

COUNTY OF KING, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this 24th day of August, 1999, by T.C. LANDS, INC., a West Virginia Corporation, by Anne E. Deitz, its President, for and on behalf of said Corporation. My commission expires: October 27, 1999.

(Notarial Seal)                                 /s/ Antoinette Russell
                                                -------------------------------
                                                         Notary Public

STATE OF WEST VIRGINIA

COUNTY OF NICHOLAS, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this 25th day of August, 1999, by LARRY A. DEITZ and GLORIA K. DEITZ, husband and wife.

      My commission expires: November 28, 2006.

(Notarial Seal)                                 /s/ Mary Jo Bragg
                                                -------------------------------
                                                         Notary Public

STATE OF WEST VIRGINIA

COUNTY OF NICHOLAS, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this 25th day of August, 1999, by WHITE PINE, INC., a West Virginia Corporation, by John H. McCutcheon II, its President, for and on behalf of said Corporation.

      My commission expires: November 28, 2006.

(Notarial Seal)                                 /s/ Mary Jo Bragg
                                                -------------------------------
                                                         Notary Public

STATE OF _________________________

COUNTY OF________________________, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this ___ day of _____________________________________________,
______________, by LARRY A. DEITZ and GLORIA K. DEITZ, husband and wife.

      My commission expires: ________________________________________________

(Notarial Seal)                     ______________________________________
                                                 Notary Public

STATE OF _________________________

COUNTY OF________________________, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this ___ day of _____________________________________________,
______________, by WHITE PINE, INC., a West Virginia Corporation, by
_____________________________, its _______________________, for and on behalf of said Corporation.

      My commission expires: ________________________________________________

(Notarial Seal)                     ______________________________________
                                                Notary Public

STATE OF WEST VIRGINIA

COUNTY OF NICHOLAS, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this 24 day of August, 1999, by JAMES H. WOLVERTON, Co-Executor in the Last Will and Testament of G. D. HEROLD.

      My commission expires: March 11, 2002.

(Notarial Seal)                            /s/ Betty R. Losch
                                           ------------------------------------
                                                       Notary Public

STATE OF OHIO

COUNTY OF COLUMBIANA, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this 1st day of September, 1999, by EUGENIA P. HEROLD, Co-Executor in the Last Will and Testament of G. D. HEROLD. (Doris E. Loria, Attorney-In-Fact For Eugenia P. Herold)

      My commission expires: November 5, 2002.

(Notarial Seal)                            /s/ Christine A. Wilson
                                           ------------------------------------
                                                       Notary Public

STATE OF _________________________

COUNTY OF________________________, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this ___ day of _____________________________________________,
______________, by JAMES H. WOLVERTON, Co-Executor in the Last Will and Testament of G. D. HEROLD.

      My commission expires: ________________________________________________

(Notarial Seal)                      ______________________________________
                                                 Notary Public

STATE OF _________________________

COUNTY OF________________________, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this ___ day of _____________________________________________,
______________, by EUGENIA P. HEROLD, Co-Executor in the Last Will and Testament of G. D. HEROLD.

      My commission expires: ________________________________________________

(Notarial Seal)                     ______________________________________
                                                 Notary Public

STATE OF WEST VIRGINIA

COUNTY OF NICHOLAS, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this 26th day of August, 1999, by MAXEY ANN TULLY, widow.

      My commission expires: November 28, 2006.

                                           /s/ Mary Jo Bragg
                                           ------------------------------------
                                                       Notary Public

STATE OF WEST VIRGINIA

COUNTY OF BRAXTON, TO-WIT:

      The foregoing instrument was acknowledged before me, the undersigned authority, this 12th day of August, 1999, by COASTAL COAL-WEST VIRGINIA, LLC, a limited liability company, by James W. Copley, Jr., its Vice President, for and on behalf of said Limited Liability Company.

      My commission expires: April 7, 2009.

(Notarial Seal)                            /s/ Melody A. Martin
                                           ------------------------------------
                                                       Notary Public

THIS INSTRUMENT PREPARED BY:

This lease was prepared jointly by attorneys for Lessor and Lessee.

                          LEASE AND SUBLEASE AGREEMENT

      THIS LEASE AND SUBLEASE AGREEMENT (this "Agreement") made and entered into this 14 day of March, 2001, by and between COASTAL COAL-WEST VIRGINIA, LLC, a Delaware limited liability company, (hereinafter referred to as "Lessor"); COASTAL COAL COMPANY, LLC, a Delaware limited liability company, (hereinafter referred to as "Coastal"); EAST KENTUCKY ENERGY CORPORATION, a Kentucky corporation, (hereinafter referred to as "Lessee"); and AEI RESOURCES, INC., a Kentucky Corporation (hereinafter referred to as "AEI").

                              W I T N E S S E T H:

      Lessor is the owner of certain surface properties located in the Glade District of Webster County, West Virginia, as more fully identified on Exhibit A attached hereto and made a part hereof (collectively, the "Owned Tracts"). In addition, Lessor is the lessee of certain coal and coal mining rights on certain tracts or parcels of land located in the Glade District of Webster County, West Virginia, as more fully identified on Exhibit B attached hereto (collectively the "Leased Tracts"). The Owned Tracts and the Leased Tracts are herein collectively referred to as the "Property", and are more particularly defined as shown on the map attached hereto and made a part hereof as Exhibit C. Lessee acknowledges receipt of copies of the documents by which Lessor is currently the lessee of the Leased Tracts and copies of the documents by which Lessor is obligated to pay an overriding royalty on all but two (2) of the Owned Tracts, all of which are identified on Exhibit B attached hereto. The Leased Tracts documents and the Owned Tracts documents are herein collectively referred to as the "Property Documents."

      By this Agreement, Lessor desires to lease and sublease to Lessee and Lessee desires to obtain from Lessor, rights to mine the coal on and under the Property as more fully specified hereinafter.

      NOW, THEREFORE, in consideration of One Dollar ($1.00) in hand paid by Lessee to Lessor and of the terms, conditions, covenants and royalties hereinafter set forth, Lessor does hereby lease and sublease, as appropriate, to Lessee the exclusive right to mine and remove the coal on or under the Property, together with mining rights with respect thereto, by the mining methods and in the seams as specified in the Property Documents.

ARTICLE ONE. RIGHTS AND OBLIGATIONS.

      1.1 Reference is made to Exhibits A, B and C attached hereto and which identify the tracts which comprise the Property. If Lessee determines in its reasonable discretion that any right owned or controlled by Lessor (by lease or otherwise) within the tracts identified on Exhibits A and B should be terminated or not renewed, it shall first consult with Lessor and if Lessor agrees, the parties shall mutually cooperate to terminate or not renew such right. If the parties do not agree that such right should be terminated or not renewed, Lessee shall cause such right to be surrendered to Lessor and Lessor shall thereupon acquire all rights related thereto, including the benefit of any recoupable amounts without reimbursement to Lessee, and shall assume all obligations related thereto accruing after the date of such surrender. Except as otherwise expressly provided herein, Lessor shall take all action required to maintain its leasehold rights in full force and effect in order to protect the concurrent right of Lessee.

      1.2 Lessor does hereby lease unto Lessee its mining rights and privileges with respect to the coal on the Property together with rights of ingress, egress and regress and other rights and privileges incidental to operation and production of coal from the Property.

      1.3 Lessor does not undertake to lease to Lessee any greater or other rights in the Property than it has by virtue of (i) deeds or leases pursuant to which it acquired its interests in the Property, and (ii) all right, title and interest which Lessor may have acquired by operation of law.

      1.4 Excluded from the scope of this Agreement and reserved by Lessor for all purposes other than those for which this Agreement is made, are all of the rights and remedies of the underlying lessor(s) or granting party under the Property Documents with respect to all operations on the Property in the same manner as if Lessor were the original lessor or granting party under the Property Documents.

      1.5 Lessee covenants to commence mining the mineable and merchantable coal in and on the Property as soon as practicable (presently projected to be within five years) and to thereafter continue mining the same with due diligence during the term of this Agreement except when prevented by circumstances beyond Lessee's control. The term "mineable and merchantable coal" as used in this Agreement shall be the definition as ascribed to it in the Property Documents for each tract. Provided, however, Lessor and Lessee recognize and agree that the Property covered hereby forms a part of a larger mining area and that from time to time prudent mining practices and the logical and practical sequence of Lessee's operations within such mining area will cause Lessee to commence and discontinue from time to time its coal removal operations on the Property.

      1.6 Lessee hereby assumes all of the obligations and conditions contained in the Property Documents with respect to all of its operations on the Property in the same manner as if Lessee were the original lessee or party under the Property Documents, except as otherwise specifically set forth herein. Lessee acknowledges that it has received of a copy of the Property Documents, has read and examined same, and hereby agrees that all operations in the exercise of Lessee's mining rights under this Agreement shall be in compliance with all the terms, conditions and obligations of the Property Documents. If there is any conflict or inconsistency between this Agreement and any provision in any one or more of the Property Documents, the provisions of the applicable Property Document shall be controlling to determine obligations hereunder.

      1.7 Except as set forth in Section 2.1 of this Agreement, payments due under the Property Documents shall be paid by Lessee directly to the party entitled to the same at the times required by the Property Documents and Lessee shall, at the same time, provide to Lessor evidence that all such payments have been made in a timely manner. Lessee has this day paid to Lessor the sum of One Hundred Fifty Four Thousand Two Hundred Sixty-Two Dollars ($154,262.00) to reimburse Lessor for recoupable amounts heretofore paid by Lessor under the Property Documents as set forth on Exhibit B attached hereto and Lessee shall hereafter have the benefit of such recoupable amounts. Lessor warrants to Lessee that the amounts set forth on Exhibit B are true and correct and are recoupable in accordance with the applicable Property Documents.

      1.8 The parties acknowledge that Lessor has reserved certain rights hereunder and imposed certain requirements on Lessee hereunder solely for the purpose of insuring that the mineable and merchantable coal is recovered from the Property and that Lessor (to the extent applicable) and its lessor(s) each receive payments due it; and nothing herein shall be construed in such a way as to express or imply any right of Lessor to control Lessee or its mining or other activities under this Agreement.

ARTICLE TWO. SHARING OF MINIMUM ROYALTY OBLIGATIONS.

      2.1 Under the Property Documents whereby Lessee is subleasing only a portion of the lease area, the portion of the minimum royalty obligation to be paid by Lessee is set forth on Exhibit B and Lessee shall pay its share directly to the party entitled to the same as set forth in Section 1.7 of this Agreement. Lessor and Lessee hereby agree that, in the event either party is able to recoup all of its portion of the prepaid minimum royalty balance, prior to paying the underlying lessor royalties in excess of said minimum royalty balance, it shall consult with the other to determine if Lessor or Lessee, as the case may be, has any outstanding recoupable prepaid minimum royalty on said lease. If so, Lessor or Lessee, as the case may be, shall recoup such balance from the underlying lessor's tonnage royalty and shall reimburse the other any amounts so recouped.

      2.2 At such time as Lessor or Lessee, as the case may be, has mined and removed all of the mineable and merchantable coal from its portion of the area under the Property Documents where Lessee is subleasing only a portion of the underlying area, the party with mineable and merchantable coal remaining shall be obligated thereafter to pay the full amount of the minimum royalty due under the applicable Property Document in order to keep said Property Document in full force and effect. Lessor or Lessee, as the case may be, shall notify the other party of such event no less than sixty (60) days prior to the date the next minimum royalty would be due under such Property Document to the underlying lessor(s).


ARTICLE THREE. TERM.

      3.1 The term of this Agreement shall terminate with respect to each Property Document upon (i) exhaustion of all the mineable and merchantable coal from the tract(s) in the Property covered thereby, or (ii) the surrender or termination thereof in accordance with Section 1.1 hereof, or (iii) the expiration of the term of such Property Document, whichever occurs sooner. This Agreement shall likewise terminate upon exhaustion of all of the mineable and merchantable coal in all tracts in the Property. To the extent that Lessor has the right under the Property Documents to grant such right, Lessee shall have the right of entry (to any such tract(s)) following the term of this Agreement to perform reclamation required by law and Lessor shall not interfere with the same.

      3.2 Upon termination of this Agreement, Lessee shall be in compliance with all terms of this Agreement including, without limitation, the payment of tonnage royalties, minimum annual royalties, taxes and all other payments due under the Property Documents, prorated to the date of such termination. Notwithstanding the surrender or other termination of this Agreement (in whole or in part), Lessee shall remain responsible for and perform all reclamation upon the Property as may be required by law, subject to the provisions of
Section 3.3 hereof. Any recoupable balance pertaining to any minimum royalty under the Property Documents, to the extent of the portions of the Property affected by any such surrender or termination, shall become the sole and absolute property of Lessor without any reimbursement to Lessee.


      3.3 (a) At such time as Lessee shall have mined and removed all of the mineable and merchantable coal in and underlying the Property or upon termination of Lessee's right to mine, process and ship coal as provided herein or upon termination of this Agreement with respect to any portion of the Property, at Lessor's election made within 60 days thereof, Lessee either (i) shall commence and within a reasonable period thereafter fully reclaim and restore such portions of the Property in accordance with all applicable laws, regulations and permits or (ii) shall leave such portions of the Property in such condition that mining by another may begin immediately after termination hereof, each as hereinafter more fully described. Lessor in its sole discretion may elect option (i) for parts or portions of the Property and option (ii) for other parts or portions of the Property.

            (b) If Lessor elects to have any part of the Property reclaimed and restored, Lessee at its sole cost and expense shall reclaim and restore such Property as required by applicable laws, regulations and permits (except as directed by Lessor to accommodate the continued presence of any facilities or other alterations or improvements on the Property if such accommodation is permissible under applicable law or permits) and shall initiate and diligently pursue and complete all things necessary to terminate all permits and authorizations held by Lessee regarding such Property.

            (c) If Lessor elects to have Lessee leave any part of the Property in such condition that mining by another may begin immediately, Lessee, at its sole cost and expense, promptly upon receipt of notice of such election, shall initiate and diligently pursue and complete all things reasonably necessary, effective as soon as possible after such election is made, to accommodate Lessor's election. Lessee shall do all things requested by Lessor, if such request be made, to permit immediate mining by another, including but not limited to the transfer or assignment to Lessor or its designee of applicable permits (subject to the replacement of all bonds or other security required to be posted in connection with such permits), except to the extent Lessee is not in compliance with such permits. No mining by Lessor or another shall occur, without the prior written consent of Lessee being first had and obtained, prior to the transfer of such permits on that portion of the Property covered by the transfer of such permits. The parties agree that any noncompliance by Lessee under any applicable laws or permits shall be determined by a final inspection by the State compliance inspector(s) as close as possible to, but prior to, the time of transfer. Once the activity, if any, which is not in compliance has been corrected by Lessee, such transferee shall be responsible for all future obligations with respect to such activity.

      3.4 Notwithstanding any other provision of this Article, this Agreement shall automatically terminate with respect to any Property Document pertaining to the Property upon termination or expiration of such Property Document, or any extensions thereof.

ARTICLE FOUR. TAXES.

      4.1 Lessee shall pay all severance taxes, unmined minerals tax, black lung fees and reclamation fees assessed by the state, federal or local governments upon the coal or the Property for all periods during which the Agreement is in effect with respect thereto and shall pay or reimburse Lessor for all taxes payable by Lessor with respect to all interests owned or controlled by Lessor in the Property for all periods during which this Agreement is in effect with respect thereto (it being recognized that some of the leases or other documents pertaining to the Leased Tracts may not require Lessor to pay real estate taxes). Lessee shall also pay all taxes payable with respect to all the improvements and property of Lessee upon the Property for all periods during which this Agreement is in effect.

      4.2 Taxes assessed against Lessor for which Lessee is responsible may be paid by Lessor initially and reimbursed by Lessee to Lessor on presentment of a copy of receipted invoice or canceled check for same. In the alternative, Lessor may present such tax invoices to Lessee which shall promptly pay them.

ARTICLE FIVE. REMOVAL OF IMPROVEMENTS ON TERMINATION.

      5.1 At the termination of this Agreement, whether by termination, expiration, or otherwise, other than termination by forfeiture, provided Lessee is not then in default hereunder in which case such default shall be remedied before anything is removed, Lessee shall have for a period of ninety (90) days thereafter the right and privilege of removing all of the personal property, machinery, equipment, and improvements placed by Lessee in, under, or upon the Property.

ARTICLE SIX. WARRANTIES.

      6.1 Lessor disclaims and makes no warranty, express or implied, whether of merchantability, quality, quantity, recoverability, title or otherwise as to the Property or interests therein, or coal reserves, or mining rights owned by, or leased to Lessor, or as to the condition of the Property and Lessee shall rely upon its own examination thereof through engineers and other representatives selected and employed solely by Lessee.

ARTICLE SEVEN. INDEMNITY; INSURANCE.

      7.1   (a)   (i) In addition to the indemnity set forth in the Property
Documents which shall run to the Lessor, Lessee and AEI agree to indemnify, defend and hold the Lessor and Coastal and their members, shareholders, directors, officers and agents (the "Indemnified Party") harmless from and against any and all claims, demands, actions, causes of action, losses, lost coal claims, costs and expenses of any kind whatsoever, arising out of, relating to or resulting from Lessee's breach or failure to keep, maintain or perform any terms or conditions of this Agreement or any of the Property Documents.

                  (ii) The foregoing covenant of indemnity shall survive the cancellation or termination of this Agreement or any of the Property Documents. This indemnification by Lessee and AEI shall not be negated or reduced by Lessee's and AEI's insurance carrier's denial of insurance coverage for the occurrence or event which is the subject matter of the claim or refusal to defend Lessee and AEI or Lessor and Coastal. Simultaneous with the execution of this Agreement, AEI will execute and deliver to Lessor and Coastal the Guaranty attached hereto and made a part hereof as Exhibit D.

            (b) In addition to the insurance requirements of the Property Documents, Lessee and AEI shall maintain and carry, during the term of the this Agreement and for so long thereafter until final bond release on any Property disturbed, Environmental Impairment Liability insurance covering environmental damages resulting from Lessee's operations under this Agreement, including clean up and third party liability of not less than $5,000,000 per occurrence and $10,000,000 annual aggregate, and shall name Lessor and Coastal as an additional insureds with respect thereto. Failure to maintain such coverage shall be considered a default of this Agreement. Lessor and Coastal shall be named as additional insureds with respect to the coverages required in the Property Documents and this paragraph; shall contain a waiver of subrogation in favor of Lessor and Coastal; and shall require thirty (30) days advance notice to Lessor and Coastal of any proposed cancellation or material change in coverage. If at any time Lessee and AEI fail to maintain the aforesaid insurance coverages Lessor and/or Coastal, their successors and assigns, shall have the right to cause all activities under this Agreement to cease until such coverage(s) are reinstated or to procure such insurance coverage and to be reimbursed for the cost therefor by either Lessee or AEI. The insurance requirement set forth in the Property Documents and herein are minimum requirements and shall not limit Lessee and AEI's liability in any manner.

            (c) Lessee further covenants and agrees that all employees of Lessee and/or any and all other persons performing work on the Property pursuant to the rights granted in this Agreement will be fully covered by or insured at all times by Workers' Compensation, and to that end Lessee shall comply with all applicable Workers' Compensation laws, rules and regulations and shall make all necessary contributions and/or premium or other payments. In addition, Lessee shall comply with all laws pertaining to payment of employees including without limitation the provision of W. Va. Code Section 21-5-1, et. seq. and provide Lessor evidence of posting of any bond required by
W. Va. Code Section 21-5-14 or other similar law.

            (d) (i) Lessee agrees that it shall comply with all of the terms and provisions of all of the "black lung laws." Lessee acknowledges that, as between itself and Lessor, it is, and shall be deemed to be, the operator of any coal mine or coal preparation facility or facility used for the extraction, preparation or transportation of coal produced from the Property and of all related activities, including, but not limited to, coal mine construction or maintenance engaged in by Lessee pursuant to the terms of this Agreement with respect to any claim for black lung benefits filed by or on account of any of its employees or former employees. Lessee shall secure and shall require any other person or entity claiming by, through or under Lessee who operates, controls, or supervises a coal mine or coal preparation facility on the Property or performs services of construction, maintenance, transportation, or other activities related to coal mining or preparation under the terms of this Agreement, or who otherwise may be liable for the payment of black lung benefits, to secure the payment of such black lung benefits to or on account of employees or former employees in accordance with the black lung laws and shall provide Lessor, upon request, with appropriate certification that each of them has provided security in compliance with all black lung laws for the payment of such black lung benefits.

                  (ii) Without limiting the generality of Lessee's obligations to comply with all other provisions of this Agreement, Lessee does hereby agree that it will indemnify and hold Lessor and Coastal harmless from any liability and expenses, including reasonable attorney fees and expenses, which Lessor or Coastal may suffer directly or indirectly, as a result of or with respect to any claim for black lung benefits filed by or on account of any of Lessee's employees or former employees, or employees or former employees of others who may be required to secure the payment of black lung benefits with respect to the mining or other activities under or pursuant to this Agreement.

                  (iii) "Black lung laws" mean the Black Lung Benefits Act, Title IV of the Federal Mine Safety and Health Act of 1977, 30 U.S.C. 901 et seq., and the Internal Revenue Code, 26 U.S.C. 1 et seq., Black Lung Benefits Reform Act of 1977 (P.L. 95-239), Black Lung Benefits Revenue Act of 1977 (P.L. 75-227), Black Lung Benefits Revenue Act of 1981 (P.L. 97-119), and the Black Lung Benefits Amendments Act of 1981 (P.L. 97-119), as now or hereafter amended or replaced, and all rules and regulations adopted pursuant thereto.

      7.2 AEI will cause that certain Irrevocable Standby Letter of Credit No. Y022207 established by UBS AG, Stamford Branch, to be amended to allow Coastal to draw on the Letter of Credit for any costs and expenses of every kind and nature (including, but not limited to, reasonable attorney's fees) which may be imposed upon or incurred by Lessor or Coastal as a result of or in connection with Lessee's performance of or activities under this Agreement or as a result of the breach or default by Lessee of the terms and conditions of the Property Documents or this Agreement for which Lessee or AEI fail to indemnify Lessor and/or Coastal.

ARTICLE EIGHT. DEFAULT, FORFEITURE; REMEDIES CUMULATIVE.

      8.1   (a) In any of the following events, that is to say:

                  (i) Lessee shall fail for a period of five (5) days after written demand therefor (or such shorter period as may be set out in any applicable Property Document) to pay any installment of rent or royalty or other payment due hereunder after the same becomes due and payable; or

                  (ii) Lessee shall abandon the Property; or

                  (iii) Lessee shall fail to

                        A. conduct its operations as required in Section 1.5 hereof;

                        B. provide insurance as required in Article 7 hereof;

                        C. pay taxes as provided in Article 4 hereof; or

                        D. keep and perform any of the other terms, conditions, covenants and agreements of this Agreement to be kept and performed;
and if any such failure as specified in this subpart (iii) shall continue without Lessee diligently pursuing the cure of any such failure for a period of 30 days after Lessor shall have given written notice of such failure to Lessee (or for a period 15 days less than any period set out in any applicable Property Document);

                  (iv) Lessee is in default of any condition of default as set forth in the Property Documents, which are incorporated herein by reference; or

                  (v) Lessee be adjudicated a bankrupt or discharged by the Court as an insolvent debtor, or if any receiver or assignee or other person or persons be appointed by any court to take charge of the Property or the property of Lessee, or the mines and equipment upon the same;

then in any such event this Agreement and the estate hereby created, and all rights of the Lessee hereunder with respect to the Property shall at the option of Lessor, become forfeited and cease and terminate, and Lessor shall have the right to reenter the Property and to exclude Lessee therefrom, and to hold the Property and all improvements thereon free of any claims of Lessee, anything herein contained to the contrary notwithstanding; provided that in any such event, Lessee shall have a right of access to the Property (to the extent Lessor can grant such right) to perform any reclamation required by this Agreement or by applicable law or permits.

            (b) Upon any forfeiture, all estate, rights and privileges of Lessee hereunder with respect to the Property shall cease and terminate, and Lessor may thereupon or at any time thereafter, without further notice, demand or action by any of its agents, reenter and take possession of the Property, or any part thereof in the name of Lessor, to the extent and with like effect as though this Agreement had never been made, and Lessor in making said reentry and taking possession of said property shall have the right to do so without legal action, or without notice or process, as may be required by the laws of the State of West Virginia, as amended.

            (c) All provisions herein contained for the collection of rents, royalties or other payments, or concerning the remedy of Lessor in case of breach by Lessee of any condition, covenant or agreement herein contained, or contained in any other Property Document, shall be deemed to be cumulative and not exclusive, and shall not deprive Lessor of any of its other legal or equitable remedies which may now or hereafter be provided under the laws of the State of West Virginia.

            (d) A waiver by Lessor of any particular default upon the part of Lessee which would entitle Lessor to forfeit and terminate this Agreement and reenter and take possession, shall not prevent Lessor from forfeiting and terminating this Agreement for any other cause, or for the same cause occurring at any other time. The receipt by Lessor from Lessee of payments of rentals, royalties, or other sums after the occurrence of any default that would authorize Lessor to declare a forfeiture of this Agreement, or the continued recognition of Lessor of Lessee as its subtenant after the occurrence of any default entitling Lessor to declare a forfeiture shall not be deemed a waiver of Lessor's right of forfeiture, so long as the cause of forfeiture continues to exist.

            (e) It is understood and agreed that Lessor does hereby reserve such rights and remedies as were reserved to the original lessor(s) in the Property Documents, as if such rights and remedies were fully set out herein.

ARTICLE NINE. ASSIGNMENT PROHIBITED.

      9.1 Lessee agrees that it will not assign, sublet or otherwise transfer its rights hereunder, either voluntarily or by operation of law, without the prior written consent of Lessor. Nothing herein contained shall prevent or hinder the right of Lessee to sublease to its affiliated company, Evergreen Mining Company, or contract any part or portion of its operations under this Agreement in the usual and ordinary course of its business but such subleasing, contracting or subcontracting shall not release or relieve Lessee or AEI from any of its obligations or liabilities under this Agreement or Guaranty of even date herewith.

ARTICLE TEN. NOTICES.

      10.1 Any notice which Lessee may desire to serve upon Lessor and/or Coastal may be made by mailing the same postage prepaid by registered or certified mail, return receipt requested, or express mail, addressed to Lessor and/or Coastal at P. O. Box 1871, Roanoke, Virginia 24008. Any notice which Lessor may desire to serve upon Lessee and/or AEI may be made mailing the same postage prepaid by registered or certified mail, return receipt requested, or express mail, addressed to Lessee and/or AEI at 2000 Ashland Drive, Ashland, Kentucky 41101.

ARTICLE ELEVEN. APPLICABLE LAW.

      11.1 This Agreement shall be governed by and interpreted in accordance with the laws of the State of West Virginia.

ARTICLE TWELVE. SUCCESSORS AND ASSIGNS.

      12.1 The covenants, agreements, terms and conditions of this Agreement shall inure to the benefit of, and shall be binding upon the parties hereto, their respective successors and assigns.

ARTICLE THIRTEEN. MODIFICATION OR AMENDMENT.

      13.1 This Agreement may not be modified, altered or amended in any manner except by written agreement executed by Lessor and Lessee.

ARTICLE FOURTEEN. ARTICLE HEADINGS.

      14.1 The headings of, or captions to each article of this Agreement are for convenience only and are not to be used to interpret, amend, or alter any of the provisions hereof.

ARTICLE FIFTEEN. COUNTERPARTS.

      15.1 This Agreement may be executed in any one or more counterparts, each of which shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

      IN WITNESS WHEREOF, Lessor, Coastal, Lessee and AEI have hereunto caused this Agreement to be executed as of the day and year first above written.

                            COASTAL COAL-WEST VIRGINIA, LLC

                            By: /s/ James W. Copley
                                -----------------------------------------------
                            Its: Vice Pres.

                            COASTAL COAL COMPANY, LLC

                            By: /s/ James W. Copley
                                -----------------------------------------------
                            Its: Vice Pres.

                            EAST KENTUCKY ENERGY CORPORATION

                            By: /s/ Gary Colley
                                -----------------------------------------------
                            Its: Attorney-in-Fact

                            AEI RESOURCES, INC.

                            By: /s/ Gary Colley
                                -----------------------------------------------
                            Its: Attorney-in-Fact

STATE OF WEST VIRGINIA  )

COUNTY OF WEBSTER       ), to-wit:

      The foregoing instrument was acknowledged before me this 14th day of March, 2001, by James W. Copley, Jr., the Vice President of COASTAL COAL-WEST VIRGINIA, LLC, a Delaware limited liability company, on behalf of the organization.

                                                 /s/ Arley M. Johnson
                                -----------------------------------------------
                                                 Notary Public

My commission expires: 01/17/2011                [Notary Seal]

STATE OF WEST VIRGINIA  )

COUNTY OF WEBSTER       ), to-wit:

      The foregoing instrument was acknowledged before me this 14th day of March, 2001, by James W. Copley, Jr., the Vice President of COASTAL COAL COMPANY, LLC, a Delaware limited liability company, on behalf of the organization.

                                                 /s/ Arley M. Johnson
                                -----------------------------------------------
                                                 Notary Public

My commission expires: 01/17/2011                [Notary Seal]

STATE OF WEST VIRGINIA  )

COUNTY OF WEBSTER       ), to-wit:

      The foregoing instrument was acknowledged before me this 14th day of March, 2001, by Gary L. Colley, the Attorney-in-Fact of EAST KENTUCKY ENERGY CORPORATION, a Kentucky corporation, on behalf of the corporation.

                                               /s/ Arley M. Johnson
                                -----------------------------------------------
                                               Notary Public

My commission expires: 01/17/2011              [Notary Seal]
STATE OF WEST VIRGINIA  )

COUNTY OF WEBSTER       ), to-wit:

      The foregoing instrument was acknowledged before me this 14th day of March, 2001, by Gary L. Colley, the Attorney-in-Fact of AEI RESOURCES, INC., a Kentucky corporation, on behalf of the corporation.

                                               Arley M. Johnson
                                -----------------------------------------------
                                               Notary Public

My commission expires: 01/17/2011              [Notary Seal]

This instrument was prepared by:

Coastal Coal-West Virginia, LLC
Legal Department
P. O. Box 1871
Roanoke, VA 24008

eastky.las

                            EXHIBIT A - OWNED TRACTS

TRACT#                              ACREAGE                               REMARKS
------                              -------                               -------
WE44                                  25                  Johnson Property
WE45                                  35                  Bragg Property
WE46 & WE46A                         137.5                Norman Heirs Property (188 acres)
                                                          less exceptions of 36 acres and 14 acres
WE46A                                 36                  Selman Property
WE47                                  75                  McAvoy Property
WE48                                  69.5                McAvoy Property (part of 129 acres)
WE48                                  35                  McAvoy Property (part of 129 acres)
WE50                                  24                  Selman Property
WE51                                  50                  Selman Property (part of 83 acres)
WE51                                  33                  Selman Property (part of 83 acres)

NOTE: All of the above tracts are subject to minimum and per ton overriding royalties See Exhibit B

WE46                                  13.6                Wilson/Jackson Property
WE49                                  50                  Wilson/Jackson Property

                            EXHIBIT B - LEASED TRACTS

SUBLEASE OF TOTAL LEASE AREA:

1. That certain Coal Lease dated July 1, 1999, from NGHD Lands, Inc.; T. C. Lands, Inc.; Larry A. Deitz and Gloria K. Deitz; White Pine, Inc.; G. D. Herold Estate by James H. Wolverton and Eugenia P. Herold, Co-executors; and Maxey Ann Tulley to Coastal Coal-West Virginia, LLC.

      TRACT #: WE45, WE46, WE47, WE48, WE50, WE51, WE52
      Acreage: 28, 188, 73, 202, 20.75, 76, 43.54
      Recoupable Prepaid Balance Reimbursed by Lessee (Section 1.5): $41,580.00

2. That certain Coal Lease dated July 1, 1999, from NGHD Lands, Inc.; T. C. Lands, Inc.; White Pine, Inc.; B & W Land Company; Ottaway Trent, Trustee; Ernestine Trent; and Ottaway Trent and Tinia Faye Trent to Coastal Coal-West Virginia, LLC.

      TRACT #: WE49
      Acreage: 50
      Recoupable Prepaid Balance Reimbursed by Lessee (Section 1.5): $3,500.00

3. That certain Coal and Surface Lease Agreement dated October 19, 1978, from Boyd F. Selman (successor in interest to Maggie White Selman and Herold Selman) to Coastal Coal-West Virginia, LLC (successor in interest to ANR Coal Development Company), of record in the clerk's office of Webster County, West Virginia, in Book 12, at page 430, as supplemented by Supplement to Lease dated October 19, 1978, of record in the aforesaid clerk's office in Book 12, at page 445, and amended by Amendment of Coal and Surface Lease Agreement dated November 28, 1983, of record in the aforesaid clerk's office in Book 18, at page 387.

      TRACT #: WE52
      Acreage: 69
      Recoupable Prepaid Balance Reimbursed by Lessee (Section 1.5): $.00

4. That certain Lease dated July 13, 1976, from Lavonne Cobb, Keith S. Roberts, Edsel F. Roberts, Wayland S. Roberts, and Kay Vannest (successors in interest to Glen Roberts and Ruby Roberts) to Coastal Coal-West Virginia, LLC (successor in interest to Harold Roberts), as amended by that certain Supplement to Lease dated October 25, 1978, of record in the clerk's office of Webster County, West Virginia, in Book 42, at page 422, and that certain Supplement to Lease dated December 5, 1978 [unrecorded], and those certain extension letters dated September 9, 1988 and August 31, 1998.

      TRACT #: WE53
      Acreage: 1/2 of 28
      Recoupable Prepaid Balance Reimbursed by Lessee (Section 1.5): $76,200.00

5. That certain Surface Lease dated July 1, 1999, from NGHD Lands, Inc.; White Pine, Inc.; B & W Land Company; Ottaway Trent, Trustee; Ernestine Trent; and Ottaway Trent and Tinia Faye Trent to Coastal Coal-West Virginia, LLC

      TRACT #: WE48A
      Acreage: 77
      Recoupable Prepaid Balance Reimbursed by Lessee (Section 1.5): $1,540.00

SUBLEASE OF PARTIAL LEASE AREA:

1. That certain Coal Lease Agreement dated April 25, 1978, from Charles A. Roberts and Marlene R. Roberts and Orlen P. Roberts and Mary Jane Roberts to Coastal Coal-West Virginia, LLC (successor in interest to ANR Coal Development Company), as evidenced by Memorandum of Lease of record in the clerk's office of Webster County, West Virginia, in Book 13, page 306, as amended by Amendment dated August 30, 1996.

      TRACT #: WE44
      Acreage: 25
      Recoupable Prepaid Balance: $8,000.00
      Portion of Balance Reimbursed by Lessee (Section 1.5): $1,325.00 Portion of Annual Minimum to be paid by Lessee Effective 04-04-2001:
      $662.00

2. That certain Lease dated July 3, 1978, from Estle D. Boggs or Margaret Boggs to Coastal Coal-West Virginia, LLC (successor in interest to ANR Coal Development Company), as amended by that certain Amendment of Lease executed on July 1, 1983, of record in the clerk's office of Nicholas County, West Virginia, in Book 55, at page 282.

      TRACT #: WE52, WE100 (Partial)
      Acreage: 95.8, Part of 26
      Recoupable Prepaid Balance: $64,000.00
      Portion of Balance Reimbursed by Lessee (Section 1.5): $.00
      Portion of Annual Minimum to be paid by Lessee Effective 07-03-2001:
      $1,350.00

3.    That certain Lease dated September 22, 1977, from Evelyn Boggs and Ronald
      S. Boggs and Linda G. Boggs (successors in interest to Roy Boggs and Evelyn Boggs) to Coastal Coal-West Virginia, LLC (successor in interest to Revere Coal Company), of record in the clerk's office of Webster County, West Virginia, in Book 12, at page 64, as amended by those certain Supplements to Lease dated November 3, 1977, October 19, 1978, and December 1, 1978, and those certain extension letters dated July 17, 1987 and August 8, 1997.

      TRACT #: WE53,
      Acreage: 1/2 of 28
      Recoupable Prepaid Balance: $72,000.00
      Portion of Balance Reimbursed by Lessee (Section 1.5): $19,237.00 Portion of Annual Minimum to be paid by Lessee Effective 01-25-2001:
      $1,924.00

4. That certain Lease dated October 14, 1977, from M-B, LLC (successor to M-B Partners, Ltd.) to Coastal Coal-West Virginia, LLC (successor in interest to ANR Coal Development Company), as evidenced by Memorandum of Lease of record in the clerks' office of Webster County, Nicholas County, and Braxton County, West Virginia, in Book 13, page 283; Book 50, page 223; and Book 380, page 727, respectively.

      TRACT #: WE54, WE55
      Acreage: 735.15, 28.88 (portions of 838 and 107 acre tracts located east of Barnett Run and south of Birch River only)
      Recoupable Prepaid Balance: $.00
      Portion of Balance Reimbursed by Lessee (Section 1.5): $.00
      Portion of Annual Minimum to be paid by Lessee: $.00

OVERRIDING ROYALTY ON OWNED TRACTS

1.    That certain Surface Lease dated February 23, 2000, from NGHD Lands, Inc.;
      T. C. Lands, Inc.; AED, LLC, Larry A. Deitz and Gloria K. Deitz; and Maxey Ann Tulley to Coastal Coal-West Virginia, LLC

      TRACT #: WE44, WE45, WE46 and 46A, WE46A, WE47,WE48, WE48, WE50, WE51,
               WE51
      Acreage: 25, 35, 137.5, 36, 75, 69.5, 35, 24, 50, 33
      Recoupable Prepaid Balance Reimbursed by Lessee (Section 1.5): $10,880.00

                   MEMORANDUM OF LEASE AND SUBLEASE AGREEMENT

      THIS MEMORANDUM OF LEASE AND SUBLEASE AGREEMENT is made and entered into as of the 1st day of June, 2001 (the "Effective Date"), by and among COASTAL COAL-WEST VIRGINIA, L.L.C., a Delaware limited liability company, hereinafter referred to as LESSOR; COASTAL COAL COMPANY, L.L.C., a Delaware limited liability company, hereinafter referred to as "COASTAL"; EAST KENTUCKY ENERGY CORPORATION, a Kentucky corporation, hereinafter referred to as "LESSEE"; and AEI RESOURCES, INC., a Kentucky corporation, hereinafter referred to as "AEI."

                              W I T N E S S E T H:

      WHEREAS, Lessor is the owner in fee of certain surface properties located in the Glade District of Webster County, West Virginia, as more fully identified on Exhibit A attached hereto and made a part hereof (collectively the "Owned Tracts"); and,

      WHEREAS, Lessor is the lessee of certain coal and coal mining rights on certain tracts or parcels of land located in the Glade District of Webster County, West Virginia, as more fully identified on Exhibit B attached hereto (collectively the "Leased Tracts"); and,

      WHEREAS, the Owned Tracts and Leased Tracts are more particularly defined as shown on the map attached hereto and made a part hereof as Exhibit C; and,

      WHEREAS, the parties entered into a Lease and Sublease Agreement dated March 14, 2001, (the "Agreement") by which Lessee has been granted certain mining and transportation rights in and to the Owned Tracts and Leased Tracts; and,

      WHEREAS, the Leased Tracts documents and the Owned Tracts documents are herein collectively referred to as the "Property Documents;" and,

      WHEREAS, the parties desire to execute a memorandum of the Agreement to be recorded in order to give notice of its existence and certain of its terms and conditions, however, reference is hereby made to said Agreement for a complete explanation of all rights and obligations of the parties thereto.

      NOW, THEREFORE, notice is hereby given of the existence of the Agreement, and that the Agreement contains, inter alia, the following terms and provisions:

      1. Lessor does not undertake to lease to Lessee any greater or other rights in the Property than it has by virtue of (i) deeds or leases pursuant to which it acquired its interests in the Property, and
            (ii) all right, title and interest which Lessor may have acquired by operation of law.

      2. Excluded from the scope of this Agreement and reserved by Lessor for all purposes other than those for which this Agreement is made, are all of the rights and remedies of the underlying lessor(s) or granting party under the Property Documents with respect to all operations on the Property in the same manner as if Lessor were the original lessor or granting party under the Property Documents.

      3. Lessee covenants to commence mining the mineable and merchantable coal in and on the Property as soon as practicable (presently projected to be within five years) and to thereafter continue mining the same with due diligence during the term of this Agreement except when prevented by circumstances beyond Lessee's control. The term "mineable and merchantable coal" as used in this Agreement shall be the definition as ascribed to it in the Property Documents for each tract. Provided, however, Lessor and Lessee recognize and agree that the Property covered hereby forms a part of a larger mining area and that from time to time prudent mining practices and the logical and practical sequence of Lessee's operations within such mining area will cause Lessee to commence and discontinue from time to time its coal removal operations on the Property.

      4. Lessee hereby assumes all of the obligations and conditions contained in the Property Documents with respect to all of its operations on the Property in the same manner as if Lessee were the original lessee or party under the Property Documents, except as otherwise specifically set forth herein. Lessee acknowledges that it has received a copy of the Property Documents, has read and examined same, and hereby agrees that all operations in the exercise of Lessee's mining rights under this Agreement shall be in compliance with all the terms, conditions and obligations of the Property Documents. If there is any conflict or inconsistency between this Agreement and any provision in any one or more of the Property Documents, the provisions of the applicable Property Document shall be controlling to determine obligations hereunder.

      5. The term of this Agreement shall terminate with respect to each Property Document upon (i) exhaustion of all the mineable and merchantable coal from the tract(s) in the Property covered thereby, or (ii) the surrender or termination thereof in accordance with
            Section 1.1 hereof, or (iii) the expiration of the term of such Property Document, whichever occurs sooner. This Agreement shall likewise terminate upon exhaustion of all of the mineable and merchantable coal in all tracts in the Property. To the extent that Lessor has the right under the Property Documents to grant such right, Lessee shall have the right of entry (to any such tract(s)) following the term of this Agreement to perform reclamation required by law and Lessor shall not interfere with the same.

      6. Notwithstanding any other provision of this Article, this Agreement shall automatically terminate with respect to any Property Document pertaining to the Property upon termination or expiration of such Property Document, or any extensions thereof.

      7. At the termination of this Agreement, whether by termination, expiration, or otherwise, other than termination by forfeiture, provided Lessee is not then in default hereunder in which case such default shall be remedied before anything is removed, Lessee shall have a period of ninety (90) days thereafter the right and privilege of removing all of the personal property, machinery, equipment, and improvements placed by Lessee in, under, or upon the Property.

      8. Lessee agrees that it will not assign, sublet or otherwise transfer its rights hereunder, either voluntarily or by operation of law, without the prior written consent of Lessor. Nothing herein contained shall prevent or hinder the right of Lessee to sublease to its affiliated company, Evergreen Mining Company, or contract any part or portion of its operations under this Agreement in the usual and ordinary course of its business but such subleasing, contracting or subcontracting shall not release or relieve Lessee or AEI from any of its obligations or liabilities under this Agreement or Guaranty of even date herewith.

      9. By its express terms, the Agreement is binding upon the parties, their respective successors and assigns.

      10. Each party has an executed copy of the Agreement and all terms and conditions of said Agreement are incorporated herein by reference and made a part hereof as if fully set forth.

      IN TESTIMONY WHEREOF, witness the signatures of the parties hereto this day and year first above written.

                                     LESSOR:

                                     COASTAL COAL-WEST VIRGINIA, L.L.C.

                                     BY: /s/ James W. Copley
                                         --------------------------------------
                                     ITS: Vice Pres.


                                     COASTAL COAL COMPANY, L.L.C.

                                     BY: /s/ James W. Copley
                                         --------------------------------------
                                     ITS: Vice Pres.

                                     LESSEE:

                                     EAST KENTUCKY ENERGY CORPORATION

                                     BY: /s/ Bernie Mason
                                         --------------------------------------
                                     ITS: Vice President

                                     AEI RESOURCES, INC.

                                     BY: /s/ Bernie Mason
                                         --------------------------------------
                                     ITS: Vice President

STATE OF WEST VIRGINIA

COUNTY OF WEBSTER

      The foregoing instrument was subscribed, sworn to and acknowledged before me this 1st day of June, 2001, by James W. Copley, Jr. as Vice President of COASTAL COAL-WEST VIRGINIA, L.L.C., a Delaware limited liability company, for and on behalf of said entity.

      My Commission Expires: April 7, 2009

[NOTARY SEAL]

                                         /s/ Melody Martin
                                         --------------------------------------
                                         Notary Public

STATE OF WEST VIRGINIA

COUNTY OF WEBSTER

      The foregoing instrument was subscribed, sworn to and acknowledged before me this 1st day of June, 2001, by James W. Copley, Jr. as Vice President of Coastal Coal Company, LLC, a Delaware limited liability company, for and on behalf of said entity.

      My Commission Expires: April 7, 2009

[NOTARY SEAL]

                                         /s/ Melody Martin
                                         --------------------------------------
                                         Notary Public

STATE OF KENTUCKY

COUNTY OF GREENUP

      The foregoing instrument was subscribed, sworn to and acknowledged before me this 25th day of May, 2001, by Bernie Mason as Vice President of EAST KENTUCKY ENERGY CORPORATION, a Kentucky corporation, for and on behalf of said corporation.

      My Commission Expires: 11-14-03

[NOTARY SEAL]

                                         /s/ Denise G. Mitchell
                                         --------------------------------------
                                         Notary Public

STATE OF KENTUCKY

COUNTY OF GREENUP

      The foregoing instrument was subscribed, sworn to and acknowledged before me this 25th day of May, 2001, by Bernie Mason as Vice President of AEI RESOURCES, INC., a Kentucky corporation, for and on behalf of said corporation.

      My Commission Expires: 11-14-03

[NOTARY SEAL]

                                         /s/ Denise G. Mitchell
                                         --------------------------------------
                                         Notary Public

THIS INSTRUMENT PREPARED BY:

/s/ George M. Hogg
---------------------------
George M. Hogg, Attorney
Addington Corporate Center
2000 Ashland Drive
Ashland, Kentucky 41101
(606) 920-7890

                            EXHIBIT A - OWNED TRACTS

TRACT#                                 ACREAGE                                  REMARKS
------                                 -------                                  -------
WE44                                     25                     Johnson Property
WE45                                     35                     Bragg Property
WE46 & WE46A                             137.5                  Norman Heirs Property (188 acres) less
                                                                Exceptions of 36 acres and 14 acres
WE46A                                    36                     Selman Property
WE47                                     75                     McAvoy Property
WE48                                     69.5                   McAvoy Property (part of 129 acres)
WE48                                     35                     McAvoy Property (part of 129 acres)
WE50                                     24                     Selman Property
WE51                                     50                     Selman Property (part of 83 acres)
WE51                                     33                     Selman Property (part of 83 acres)
WE46                                     13.6                   Wilson/Jackson Property
WE49                                     50                     Wilson/Jackson Property

The above described and set forth properties were acquired by Lessor, or its predecessor(s) by and through the following Deeds, namely:

      Deed dated January 25, 2000, from Larry A. Deitz and Gloria Deitz, his wife, to Coastal Coal-West Virginia, L.L.C., such Deed appearing of record in Deed Book 249, at Page 313, in the Office of the Clerk of the County Commission for Webster County, West Virginia.

      Deed dated February 25, 2000, from T. C. Lands, Inc. to Coastal Coal-West Virginia, LLC, such Deed appearing of record in Deed Book 249, at Page 337, in said Clerk's office.

      Deed dated February 25, 2000, from NGHD Lands, Inc. to Coastal Coal-West Virginia, LLC, such Deed appears of record in Deed Book 349, at Page 327, in said Clerk's office.

      Deed dated February 25, 2000, from AED, LLC, to Coastal Coal-West Virginia, LLC, such Deed appearing of record in Deed Book 249, at Page 304, in said Clerk's Office.

      Deed dated October 2, 1979, from Charles Russell Jackson and Edith M. Jackson, his wife, to ANR Coal Development Company, such Deed appearing of record in Deed Book 186, at Page 638, in said Clerk's Office.

      Deed dated September 18, 1978, between William Hunt Real Estate, Inc. and ANR Coal Development Company, such Deed appearing of record in Deed Book 183, at Page 98, in said Clerk's Office.

                            EXHIBIT B - LEASED TRACTS

SUBLEASE OF TOTAL LEASE AREA:

1. That certain Coal Lease dated July 1, 1999, from NGHD Lands, Inc.; T. C. Lands, Inc.; Larry A. Deitz and Gloria K. Deitz; White Pine, Inc.; G. D. Herold Estate by James H. Wolverton and Eugenia P. Herold, Co-executors; and Maxey Ann Tulley to Coastal Coal-West Virginia, LLC.

      TRACT #: WE45, WE46, WE47, WE48, WE50, WE51, WE52
      Acreage: 28, 188, 73, 202, 20.75, 76, 43.54

2. That certain Coal Lease dated July 1, 1999, from NGHD Lands, Inc.; T. C. Lands, Inc.; White Pine, Inc.; B & W Land Company; Ottaway Trent, Trustee; Ernestine Trent; and Ottaway Trent and Tinia Faye Trent to Coastal Coal-West Virginia, LLC.

      TRACT #: WE49
      Acreage: 50

3. That certain Coal and Surface Lease Agreement dated October 19, 1978, from Boyd F. Selman (successor in interest to Maggie White Selman and Herold Selman) to Coastal Coal-West Virginia, LLC (successor in interest to ANR Coal Development Company), of record in the clerk's office of Webster County, West Virginia, in Book 12, at page 430, as supplemented by Supplement to Lease dated October 19, 1978, of record in the aforesaid clerk's office in Book 12, at page 445, and amended by Amendment of Coal and Surface Lease Agreement dated November 28, 1983, of record in the aforesaid clerk's office in Book 18, at page 387.

      TRACT #: WE52
      Acreage: 69

4. That certain Lease dated July 13, 1976, from Lavonne Cobb, Keith S. Roberts, Edsel F. Roberts, Wayland S. Roberts, and Kay Vannest (successors in interest to Glen Roberts and Ruby Roberts) to Coastal Coal-West Virginia, LLC (successor in interest to Harold Roberts), as amended by that certain Supplement to Lease dated October 25, 1978, of record in the clerk's office of Webster County, West Virginia, in Book 42, at page 422, and that certain Supplement to Lease dated December 5, 1978 [unrecorded], and those certain extension letters dated September 9, 1988 and August 31, 1998.

      TRACT #: WE53
      Acreage: 1/2 of 28

5. That certain Surface Lease dated July 1, 1999, from NGHD Lands, Inc.; White Pine, Inc.; B & W Land Company; Ottaway Trent, Trustee; Ernestine Trent; and Ottaway Trent and Tinia Faye Trent to Coastal Coal-West Virginia, LLC

      TRACT #: WE48A
      Acreage: 77

SUBLEASE OF PARTIAL LEASE AREA:

1. That certain Coal Lease Agreement dated April 25, 1978, from Charles A. Roberts and Marlene R. Roberts and Orlen P. Roberts and Mary Jane Roberts to Coastal Coal-West Virginia, LLC (successor in interest to ANR Coal Development Company), as evidenced by Memorandum of Lease of record in the clerk's office of Webster County, West Virginia, in Book 13, page 306, as amended by Amendment dated August 30, 1996.

      TRACT #: WE44
      Acreage: 25

2. That certain Lease dated July 3, 1978, from Estle D. Boggs or Margaret Boggs to Coastal Coal-West Virginia, LLC (successor in interest to ANR Coal Development Company), as amended by that certain Amendment of Lease executed on July 1, 1983, of record in the clerk's office of Nicholas County, West Virginia, in Book 55, at page 282.

      TRACT #: WE52, WE100 (Partial)
      Acreage: 95.8, Part of 26

3.    That certain Lease dated September 22, 1977, from Evelyn Boggs and Ronald
      S. Boggs and Linda G. Boggs (successors in interest to Roy Boggs and Evelyn Boggs) to Coastal Coal-West Virginia, LLC (successor in interest to Revere Coal Company), of record in the clerk's office of Webster County, West Virginia, in Book 12, at page 64, as amended by those certain Supplements to Lease dated November 3, 1977, October 19, 1978, and December 1, 1978, and those certain extension letters dated July 17, 1987 and August 8, 1997.

      TRACT #: WE53,
      Acreage: 1/2 of 28

4. That certain Lease dated October 14, 1977, from M-B, LLC (successor to M-B Partners, Ltd.) to Coastal Coal-West Virginia, LLC (successor in interest to ANR Coal Development Company), as evidenced by Memorandum of Lease of record in the clerks' office of Webster County, Nicholas County, and Braxton County, West Virginia, in Book 13, page 283; Book 50, page 223; and Book 380, page 727, respectively.

      TRACT #: WE54, WE55
      Acreage: 735.15, 28.88 (portions of 838 and 107 acre tracts located east of Barnett Run and south of Birch River only)

                                      [MAP]

                     ASSIGNMENT OF REAL PROPERTY AGREEMENTS

      This Assignment of Real Property Agreements (this "Agreement"), dated as of September 30, 2004, is among (1) ICG Natural Resources, LLC, ICG ADDCAR Systems, LLC, ICG East Kentucky, LLC, ICG Illinois, LLC, ICG Eastern, LLC, ICG Hazard, LLC, ICG Knott County, LLC, ICG Hazard Land, LLC, ICG Eastern Land, LLC, each a Delaware limited liability company, with an address of 2000 Ashland Drive, Ashland, Kentucky 41101 (collectively, the "Buyers"); and (2) Appalachian Realty Company, a Kentucky corporation; Ayrshire Land Company, a Delaware corporation; Bluegrass Coal Development Company, a Delaware corporation; Evergreen Mining Company, a West Virginia corporation; Fairview Land Company, LLC, a Delaware limited liability company; Horizon Natural Resources Sales Company, a Kentucky corporation; Horizon NR LLC, a Delaware limited liability corporation; Leslie Resources, Inc., a Kentucky corporation; Leslie Resources Management, Inc., a Kentucky corporation; Aceco, Inc., a Kentucky corporation; Pro-Land, Inc. d/b/a Kem Coal Company, a Kentucky corporation; River Coal Company, Inc., a Kentucky corporation; Highland Coal, Inc., a Kentucky corporation; Mountain-Clay, Incorporated d/b/a Mountain Clay, Inc., a Kentucky corporation; Sunny Ridge Enterprises, Inc., a Kentucky corporation; Sunny Ridge Mining Company, Inc., a Kentucky corporation; Turris Coal Company, a Delaware corporation; Ikerd-Bandy Co., a Kentucky corporation; Shipyard River Coal Terminal Company, a South Carolina corporation; Franklin Coal Sales Company, a Delaware corporation; Kentucky Prince Mining Company, a New York corporation; RP Terminal, LLC, a Kentucky limited liability corporation; Mining Technologies, Inc., a Kentucky corporation; East Kentucky Energy Company, a Kentucky corporation; CC Coal Company, a Kentucky corporation; Meadowlark, Inc., an Indiana corporation; Old Ben Coal Company, a Delaware corporation; Zeigler Coal Holding Company, a Delaware corporation; HNR Mining, Inc., a Kentucky corporation; Mountaineer Coal Development Company, a West Virginia corporation; Kermit Coal Company, an West Virginia corporation; Horizon Natural Resources Company, a Delaware corporation; 17 West Mining, Inc., a Delaware corporation; Princess Beverly Coal Company, a West Virginia corporation; Mountain Coals Corporation, a Delaware corporation; Cannelton Industries, Inc., a West Virginia corporation; Mid-Vol Leasing, Inc., a West Virginia corporation; West Virginia-Indiana Coal Holding Company, Inc., a Delaware corporation; Kindill Mining, Inc., an Indiana corporation; McCoy Coal Company, a Kentucky corporation; and Horizon Natural Resources Holding Company, LLC, a Delaware limited liability corporation; each with an address of 2000 Ashland Drive, Ashland, Kentucky 41101 (collectively, the "Sellers").

                                    RECITALS

      A. This Agreement is being entered into to effect the transactions contemplated by the Amended and Restated Asset Purchase Agreement, dated June 2, 2004 (as the same may be hereafter amended or supplemented, the "Purchase Agreement"), between Newcoal, LLC and the Complete Sellers, the Partial Sellers, the Coal Inventory Sellers and Parent (collectively, the "Sellers"). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

      B. Each Seller is a party to certain of those real property agreements set forth on Schedules A - H hereto, which pertain to real property located in those counties and states identified on such Schedules (the "Real Property Agreements").

      C. The Sellers desire to assign to the Buyers in the manner set forth below, and the respective Buyers desire to assume, all of the Sellers' right, title and interest in and to the Real Property Agreements, pursuant to the terms of the Purchase Agreement as set forth herein.

      D. The assignment of the Real Property Agreements covered hereby has been approved by Order Pursuant to 11 U.S.C. Sections 105(A), 362, 363, 365, 1123 and 1146(C) and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014: (A) Approving Asset Purchase Agreements, (B) Authorizing Sale of Substantially All Assets Free and Clear of All Liens, Claims, Interests and Other Encumbrances, and (C) Authorizing Assumption and Assignment of Certain Agreements, entered on September 16, 2004, by the United States Bankruptcy Court for the Eastern District of Kentucky, Ashland Division, in the Chapter 11 proceeding styled In
Re: Horizon Natural Resources Company, et al. (including Seller) (the "Sale Order," a copy of which is attached hereto and made a part hereof as Exhibit 1), such proceedings being jointly administered under Case No. 02-14261. Pursuant to the Sale Order and Section 1146 of the U.S. Bankruptcy Code, the execution and delivery of this instrument shall not be taxed under any law imposing a transfer tax, stamp tax or similar tax.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Assignment. The Sellers hereby grant, assign, transfer, convey, deliver and set over unto the respective Buyers all of their right, title, interest, duties and obligations in, to and under the Real Property Agreements as set forth below:

            (a) Each Seller who is a party to any of the Real Property Agreements set forth on Schedule A hereby grants, assigns, transfers, conveys, delivers, and sets over unto ICG Natural Resources, LLC all of its fight, title, interest, duties and obligations in, to and under those Real Property Agreements set forth on such Schedule A to the extent that any such Real Property Agreements are not being assigned to ICG Natural Resources, LLC pursuant to any other instrument dated as of even date herewith.

            (b) Each Seller who is a party to the Real Property Agreements set forth on Schedule B hereby grants, assigns, transfers, conveys, delivers, and sets over unto ICG East Kentucky, LCC all of its right, title, interest, duties and obligations in, to and under those Real Property Agreements set forth on such Schedule B to the extent that any such Real Property Agreements are not being assigned to ICG East Kentucky, LLC pursuant to any other instrument dated as of even date herewith.

            (c) Each Seller who is a party to the Real Property Agreements set forth on Schedule C hereby grants, assigns, transfers, conveys, delivers, and sets over unto ICG Illinois, LLC all of its right, title, interest, duties and obligations in, to and under those Real Property Agreements set forth on such Schedule C to the extent that any such Real Property Agreements are not being assigned to ICG Illinois, LLC pursuant to any other instrument dated as of even date herewith.

            (d) Each Seller who is a party to the Real Property Agreements set forth on Schedule D hereby grants, assigns, transfers, conveys, delivers, and sets over unto ICG Eastern, LLC all of its right, title, interest, duties and obligations in, to and under those Real Property Agreements set forth on such Schedule D to the extent that any such Real Property Agreements are not being assigned to ICG Eastern, LLC pursuant to any other instrument dated as of even date herewith.

            (e) Each Seller who is a party to the Real Property Agreements set forth on Schedule E hereby grants, assigns, transfers, conveys, delivers, and sets over unto ICG Hazard, LLC all of its right, title, interest, duties and obligations in, to and under those Real Property Agreements set forth on such Schedule E to the extent that any such Real Property Agreements are not being assigned to ICG Hazard, LLC pursuant to ay other instrument dated as of even date herewith.

            (f) Each Seller who is a party to the Real Property Agreements set forth on Schedule F hereby grants, assigns, transfers, conveys, delivers, and sets over unto ICG Knott County, LLC all of its right, title, interest, duties and obligations in, to and under those Real Property Agreements set forth on such Schedule F to the extent that any such Real Property Agreements are not being assigned to ICG Knott County, LLC pursuant to any other instrument dated as of even date herewith.

            (g) Each Seller who is a party to the Real Property Agreements set forth on Schedule G hereby grants, assigns, transfers, conveys, delivers, and sets over unto ICG Hazard Land, LLC all of its right, title, interest, duties and obligations in, to and under those Real Property Agreements set forth on such Schedule G to the extent that any such Real Property Agreements are not being assigned to ICG Hazard Land, LLC pursuant to any other instrument dated as of even date herewith.

            (h) Each Seller who is a party to the Real Property Agreements set forth on Schedule H hereby grants, assigns, transfers, conveys, delivers, and sets over unto ICG Eastern Land, LLC all of its right, title, interest, duties and obligations in, to and under those Real Property Agreements set forth on such Schedule H to the extent that any such Real Property Agreements are not being assigned to ICG Eastern Land, LLC pursuant to any other instrument dated as of even date herewith.

      2. Assumption. Each Buyer hereby assumes the Sellers' right, title, interest, duties and obligations in, to and under those Real Property Agreements assigned to such Buyer pursuant to Section 1 hereof and agrees to be bound by all of the terms and conditions of such Real Property Agreements and to pay, perform and discharge when due, all duties and obligations of the respective Seller under the Real Property Agreements assigned to such Buyer pursuant to
Section 1 hereof, in each case, however, only to the extent such obligations are Assumed Liabilities.

      3. Conflict. This Agreement is subject to all the terms and conditions of the Purchase Agreement and Sale Order. No provision of this Agreement shall be deemed to enlarge, alter or amend the terms or provisions of the Purchase Agreement or the Sale Order. Notwithstanding anything to the contrary set forth herein, if there is any conflict between the terms and conditions of this Agreement and the terms and conditions of the Purchase Agreement and the Sale Order, the terms and conditions of the Purchase Agreement and the Sale Order shall control.

      4. Governing Law. Except to the extent inconsistent with the United States Bankruptcy Code, this Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to or application of its conflict of laws rules. The parties to this Agreement agree that the Bankruptcy Court shall have exclusive jurisdiction, and the parties hereby submit to such jurisdiction, of any dispute arising under or related to this Agreement.

      5. Counterparts. This Agreement may be executed in one or more counterparts (including by means of facsimile signature pages) and all such counterparts taken together shall constitute one and the same Agreement.

      6. Severability. If any provision of this Agreement or its application is invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision, and of all other provisions and applications hereof, will not in any way be affected or impaired. If any court shall determine that any provision of this Agreement is in any way unenforceable, such provision shall be reduced to whatever extent is necessary to make such provision enforceable.

      7. Entire Agreement. All prior negotiations and agreements by and among the parties hereto with respect to the subject matter hereof are superseded by this Agreement, the Purchase Agreement, the Sale Order and the Related Agreements, and there are no representations, warranties, understandings or agreements with respect to the subject matter hereof other than those expressly set forth in this Agreement, the Purchase Agreement, the Sale Order and the Related Agreements.

      8. Headings. Section headings are not to be considered part of this Agreement, are solely for convenience of reference, and shall not affect the meaning or interpretation of this Agreement or any provision in it.

      9. No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any person or entity other than the parties hereto and their respective successors and permitted assigns.

      10. Successors and Assigns. The terms of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      11. Further Assurances. Each party hereto agrees, upon the reasonable request of the other party hereto, to make, execute and deliver any and all documents or instruments of any kind or character, and to perform all such other actions, that may be reasonably necessary or proper (without the expenditure of funds) to effectuate, confirm, perform or carry out the terms or provisions of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused their authorized representatives to execute this Agreement as of the date first set forth above.

                                  ICG NATURAL RESOURCES, LLC:

                                  By: /s/ David Wax
                                      -----------------------------------------

                                  Name: David Wax

                                  Title:  Vice President

                                  ICG ADDCAR SYSTEMS, LLC:

                                  By: /s/ David Wax
                                      -----------------------------------------

                                  Name: David Wax

                                  Title: Vice President

                                  ICG EAST KENTUCKY, LLC:

                                  By: /s/ David Wax
                                      -----------------------------------------

                                  Name: David Wax

                                  Title: Vice President

                                  ICG ILLINOIS, LLC:

                                  By: /s/ David Wax
                                      -----------------------------------------

                                  Name: David Wax

                                  Title: Vice President

                                  ICG EASTERN, LLC:

                                  By: /s/ David Wax
                                      -----------------------------------------

                                  Name: David Wax

                                  Title: Vice President

                                  ICG HAZARD, LLC:

                                  By: /s/ David Wax
                                      -----------------------------------------

                                  Name: David Wax

                                  Title: Vice President

                                  ICG KNOTT COUNTY, LLC:

                                  By: /s/ David Wax
                                      -----------------------------------------

                                  Name: David Wax

                                  Title: Vice President

                                  ICG HAZARD LAND, LLC:

                                  By: /s/ David Wax
                                      -----------------------------------------

                                  Name: David Wax

                                  Title: Vice President

                                  ICG EASTERN LAND, LLC:

                                  By: /s/ David Wax
                                      -----------------------------------------

                                  Name: David Wax

                                  Title: Vice President

                                  APPALACHIAN REALTY COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  AYRSHIRE LAND COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  BLUEGRASS DEVELOPMENT COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  EVERGREEN MINING COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  FAIRVIEW LAND COMPANY, LLC

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  HORIZON NATURAL RESOURCES SALES COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  HORIZON NR, LLC

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  LESLIE RESOURCES, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  LESLIE RESOURCES MANAGEMENT, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  ACECO, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  PRO-LAND, INC. d/b/a KEM COAL COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  RIVER COAL COMPANY, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  HIGHLAND COAL, INC

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  MOUNTAIN-CLAY, INCORPORATED

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  SUNNY RIDGE ENTERPRISES, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  SUNNY RIDGE MINING COMPANY, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  TURRIS COAL COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  IKERD-BANDY CO.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  SHIPYARD RIVER COAL TERMINAL COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  FRANKLIN COAL SALES COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  KENTUCKY PRICING MINING COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  RP TERMINAL LLC

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  MINING TECHNOLOGIES, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President


                                  EAST KENTUCKY ENERGY CORPORATION

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  CC COAL COMPANY

                                  By: /s/ Dan Stickler
                                      -----------------------------------------

                                  Name: Dan Stickler

                                  Title: Secretary

                                  MEADOWLARK, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  OLD BEN COAL COMPANY

                                  By: /s/ Dan Stickler
                                      -----------------------------------------

                                  Name: Dan Stickler

                                  Title: Secretary


                                  ZEIGLER COAL HOLDING COMPANY

                                  By: /s/ Dan Stickler
                                      -----------------------------------------

                                  Name: Dan Stickler

                                  Title: Secretary

                                  HNR MINING INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  MOUNTAINEER COAL DEVELOPMENT COMPANY

                                  By: /s/ Dan Strickler
                                      -----------------------------------------

                                  Name: Dan Stickler

                                  Title: Secretary

                                  KERMIT COAL COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  HORIZON NATURAL RESOURCES COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  17 WEST MINING, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  PRINCESS BEVERLY COAL COMPANY

                                  By: /s/ Dan Stickler
                                      -----------------------------------------

                                  Name: Dan Stickler

                                  Title: Secretary

                                  MOUNTAIN COALS CORPORATION

                                  By: /s/ Dan Stickler
                                      -----------------------------------------

                                  Name: Dan Stickler

                                  Title: Secretary

                                  CANNELTON INDUSTRIES, INC.

                                  By: /s/ Dan Stickler
                                      -----------------------------------------

                                  Name: Dan Stickler

                                  Title: Secretary

                                  MID-VOL LEASING, INC.

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  WEST VIRGINIA-INDIANA COAL HOLDING COMPANY,
                                  INC.

                                  By: /s/ Dan Stickler
                                      -----------------------------------------

                                  Name: Dan Stickler

                                  Title: Secretary

                                  KINDILL MINING, INC.

                                  By: /s/ Dan Stickler
                                      -----------------------------------------

                                  Name: Dan Stickler

                                  Title: Secretary

                                  MCCOY COAL COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                  HORIZON NATURAL RESOURCES HOLDING COMPANY

                                  By: /s/ Scott Tepper
                                      -----------------------------------------

                                  Name: Scott Tepper

                                  Title: President

                                                                      SCHEDULE H
                                                                           NEWCO

      LMS - CONTRACTS BY COMPANY & COUNTY REPORT

                              ICG EASTERN LAND, LLC

                                                         5/16/2004

                                                         8:08:25 P.M.

            Company Type: NewCo   Active: Active   Area  ICG Eastern, LLC-Lessor

            Company No:   (AI)    Starts  (AI)           Page 1 of 1

    CONTRACT CONTRACT                                                                                   CONTRACT
CO  NO.      TYPE     STATUS    AREA     COMPANY/LESSEE        LESSOR                         COUNTY ST    DATE    VOL PAGE DOCUMENT
------------------------------------------------------------------------------------------------------------------------------------
New WV-N-4   Surface  Producing Evergreen East Kentucky Energy Night Lands, Inc. EtA1         Webster WV  02/23/2000
             Lease                        Corp. (434)

New WV-N-3   Surface  Future    Evergreen East Kentucky Energy Night Lands, Inc. EtA1 (Base   Webster WV  07/01/1999
             Lease    Prod                Corp. (434)                                 Lessors)

New WV-N-6   Coal     Producing Evergreen East Kentucky Energy Night Lands, Inc. EtA1 (Base   Webster WV  07/01/1999
             Lease                        Corp. (434)                                 Lessors)

New WV-N-5   Coal     Producing Evergreen East Kentucky Energy Night Lands, Inc. EtA1 (Base   Webster WV  07/01/1999
             Lease                        Corp. (434)                                 Lessors